LOGO: Nuveen

Exchange-Traded Funds

September 30, 1999

Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NNY
NNP
NQN
NVN
NUN
NNF
NAN
New York

Photo of: couple on a dock.

   Contents
  1      Dear Shareholder
  3      Portfolio Manager's Comments
  7      NNY Performance Overview
  8      NNP Performance Overview
  9      NQN Performance Overview
 10      NVN Performance Overview
 11      NUN Performance Overview
 12      NNF Performance Overview
 13      NAN Performance Overview
 14      Portfolio of Investments
 45      Statement of Net Assets
 46      Statement of Operations
 47      Statement of Changes in Net Assets
 50      Notes to Financial Statements
 56      Financial Highlights
 58      Report of Independent Auditors
 59      Build Your Wealth Automatically
 61      Fund Information

Highlights
As of September 30, 1999



Credit Quality      Performance Highlights



Nuveen New York Municipal Value Fund, Inc. (NNY)

                    o    Taxable-equivalent market yield of 8.82% *

                    o Outperformed the one-year total return performance of its Lipper Peer Group **


Pie chart
AAA/U.S. Guaranteed  56%
AA                    3%
A                    15%
BBB/NR               16%



Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

                    o    Taxable-equivalent market yield of 10.26% *

                    o Outperformed the one-year total return performance of its Lipper Peer Group **


Pie chart
AAA/U.S. Guaranteed  60%
AA                   17%
A                     6%
BBB/NR               17%



Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)

                    o    Taxable-equivalent market yield of 9.88% *

                    o Outperformed the one-year total return performance of its Lipper Peer Group **

Pie chart
Insured              59%
Insured and
  U.S. Guaranteed    19%
U.S. Guaranteed       9%



Nuveen New York Select Quality Municipal Fund, Inc. (NVN)

                    o    Taxable-equivalent market yield of 9.98% *

                    o Outperformed the one-year total return performance of its Lipper Peer Group **


Pie chart
Insured              72%
Insured and
  U.S. Guaranteed    19%

U.S. Guaranteed       9%



Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

                    o    Taxable-equivalent market yield of 9.67% *

                    o Outperformed the one-year total return performance of its Lipper Peer Group **


Pie chart
Insured              69%
Insured and
  U.S. Guaranteed    27%

U.S. Guaranteed       4%



Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)

                    o    Taxable-equivalent market yield of 8.99% *

                    o Paralleled the one-year total return performance of its Lipper Peer Group **


Pie chart
Insured              77%
Insured and
  U.S. Guaranteed    23%



Nuveen New York Dividend Advantage Municipal Fund (NAN)

                    o    Taxable-equivalent market yield of 9.26% *

                    o    The first Nuveen New York Exchange-Traded Fund since
                         1992


Pie chart
AAA/U.S. Guaranteed  65%
AA                   20%
A                     9%
BBB/NR                6%


* For investors in the combined federal and state income tax rate of 35.5%

**The Lipper Peer Group return represents the average annualized return of the funds in the appropriate Lipper Municipal Debt category. The Lipper total return assumes reinvestment of dividends and does not reflect any applicable sales charges.

photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing an attractive tax-free dividend is the Fund's main objective, and over the past year, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to discuss these changes with you, as does the portfolio manager of your Fund, who reviews fund performance later in this report.

A Challenging Investment Environment
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report.

In an effort to pre-empt this threat of inflation, the Federal Reserve moved to raise interest rates by a quarter-point three times during the year: at the end of June, in late August, and again in mid-November. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.5%, thereby erasing the three rate cuts made by the Fed in the fall of 1998. Unlike their meeting in October, when the Fed hinted at future rate hikes, the Fed took a neutral stance after this latest interest rate increase.

Municipal Bond Performance
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of September 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 98.5%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

For the remainder of 1999, we expect new municipal supply to remain good, although total volume continues to lag the near-record levels of 1998. This is partially due to the dramatic decrease in refundings, as interest rates moved above last year's levels and removed much of the incentive for issuers to refund existing bonds. To date, municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds enables us to have excellent access to the bond offerings that have the potential to add value for our shareholders.

A Balanced Portfolio:
Enhanced Growth with Reduced Risk
If you are like most investors in the marketplace today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds had provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.

Nuveen Funds:
An Answer to Your Investment Needs
In light of the recent shifts in the economic environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan by suggesting investments that can accomplish this goal. By investing in other Nuveen funds, you can bring balance to your portfolio and provide proper exposure to the different types of investments needed to enhance your potential for success. In addition, if you are satisfied with the performance of your Nuveen Exchange-Traded Fund, your adviser can set up a reinvestment plan designed to purchase additional shares of that fund. For more information on all of Nuveen's funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to the new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

November 17, 1999



sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Nuveen New York Exchange-Traded Funds
Portfolio Manager's Comments
Portfolio manager Paul Brennan discusses the New York municipal market, recent fund performance, and key investment strategies for the Nuveen New York Exchange-Traded Funds. Paul has more than eight years of experience as an investment professional. He started at Flagship in 1991 and joined Nuveen two years ago after Nuveen acquired Flagship. Paul assumed portfolio management duties for the new Nuveen New York Dividend Advantage Fund (NAN) in May 1999 and took over the rest of the funds in August of this year.


What factors contributed to the performance of New York State's economy during the past 12 months?

New York State's overall performance continues to be driven by New York City, which represents 50% of the state's population and a considerable portion of its economy. As the Wall Street financial industry continues to perform well, the city - and consequently the state - benefits. Both the city and state are financially healthy. In March 1999, Fitch IBCA, one of the three major credit rating agencies, upgraded New York City's credit rating to A from A-, citing the city's strengthening financial position and more conservative budgeting procedures. However, the decline in manufacturing, among other factors, is still causing other areas of the state to lag economically, including Buffalo, Rochester, and Albany. In September 1999, the state unemployment figure was 5.3%, down from 5.5% in September 1998 but higher than the current national average of 4.2%.

During the second half of 1999, Nassau County, one of the nation's wealthiest, was downgraded by Moody's Investors Service, Inc. and Standard & Poor's Corporation to Baa2/BBB from Baa1/A- due to financial management problems, including its reliance on one-time revenue sources rather than increased taxes to support county spending. Based on Nuveen research, we had been aware of the county's deteriorating credit position for the past few years, and the New York exchange-traded funds did not hold any uninsured Nassau County bonds at the time of the downgrade. The Funds were therefore protected from net asset value losses due to this event. The downgrade of Nassau County, despite its affluence, illustrates the importance of fiscal management in determining credit ratings. New York State, which has one of the largest and most liquid bond markets in the country, carries an A credit rating, the second lowest in the country next to Louisiana. This is due to the state's high debt burden and the autonomous relationship between the state and its cities and counties, which can impede political processes.


Did this have any impact on supply and demand in the New York municipal market?

In the first nine months of 1999, new state municipal supply fell 48% from the levels recorded during the same period in 1998, compared with a 21% decline in national municipal supply. Some of the drop-off in New York supply can be explained by the fact that 1998 issuance totals were boosted by one unusually large non-recurring transaction, the $3.5 billion of bonds issued by the Long Island Power Authority, part of the largest municipal issue in history. Despite the substantial decline in issuance this year, New York State remains the second most active issuer in the nation, ranking behind California.

For the remainder of 1999, expectations are for good municipal supply. Since state-level issuance is often held until the state budget passes, the delayed approval of the budget in August, rather than April, may mean increased issuance in the last three months of the year. In recent months, institutional demand for New York municipal bonds has been weakened by lack of positive cashflow due to mutual fund redemptions as well as insurance claims from a number of natural disasters. However, individual demand -driven by state residents' wealth and the high rate of New York taxes - has strengthened and provided support to the market.


How did the Nuveen New York Exchange-Traded Funds perform over the past 12 months?

For the fiscal year ended September 30, 1999, the Nuveen New York Funds produced total returns on net asset value (NAV) ranging from -4.33% to -2.11%, providing taxable-equivalent total returns1 between -1.34% and 1.41% for shareholders in the combined 35.5% federal and state income tax bracket, as shown in the table on page four. The annual total returns for the Funds' benchmarks, the Lehman Brothers New York Tax-Exempt Bond Index and New York Insured Tax-Exempt Index2, and the average returns for the appropriate Lipper New York Peer Group categories3 are also provided.


1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen fund on an after-tax basis. The taxable-equivalent total return is based on the annualized total return and the combined 35.5% federal and state income tax rate.

2 NNY and NNP are compared with the Lehman Brothers New York Tax-Exempt Bond
  Index, an unleveraged index comprising a broad range of investment-grade New York municipal bonds. The four insured funds - NQN, NVN, NUN, and NNF - are compared with the Lehman New York Insured Tax-Exempt Bond Index, an unleveraged index covering a broad range of insured New York municipal bonds. Returns for both indexes do not reflect any initial or ongoing expenses.

3 The returns for NNY and NNP are compared with the average annualized return of the 10 funds in the Lipper New York Municipal Debt Funds category, while the returns for the insured Nuveen funds are compared with the average annualized return of the nine funds in the Lipper New York Insured Municipal Debt category. Lipper returns assume reinvestment of dividends and do not reflect any applicable sales charges.

This report also includes an overview of the performance of our newest New York fund, the Nuveen New York Dividend Advantage Municipal Fund (NAN). For the period from inception in May 1999 through September 30, 1999, NAN posted a total return on NAV of -5.93%, equivalent to a taxable return of -5.10%.

                                Lehman New York    Lipper New York
        Total Return on NAV       Total Return2           Average3
------------------------------------------------------------------
    1-Year Ended     Taxable-      1-Year Ended       1-Year Ended
         9/30/99  Equivalent1           9/30/99            9/30/99
------------------------------------------------------------------
NNY        -2.58%       0.21%            -0.56%             -4.03%
------------------------------------------------------------------
NNP        -3.65%      -0.05%            -0.56%             -4.03%
------------------------------------------------------------------
NQN        -2.45%       1.14%            -1.69%             -4.26%
------------------------------------------------------------------
NVN        -2.11%       1.41%            -1.69%             -4.26%
------------------------------------------------------------------
NUN        -2.60%       0.74%            -1.69%             -4.26%
------------------------------------------------------------------
NNF        -4.33%      -1.34%            -1.69%             -4.26%
------------------------------------------------------------------

For additional information on your Fund, see the individual Performance Overviews in this report.


The underperformance of the Funds' total returns on NAV relative to their Lehman benchmarks can be attributed largely to their durations4. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, longer duration can make the fund's NAV more vulnerable to price declines. Between October 1, 1998, and September 30, 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.09% to 5.96%. This meant that funds with longer durations, like the majority of the funds in this report, were more likely to underperform the market, as represented by the unleveraged Lehman index.

Over the past 12 months, the durations of all the Nuveen New York Exchange-Traded Funds (with the exception of NAN) lengthened due to trading activity and bond calls that removed shorter bonds from each fund. Proceeds from the sold or called bonds were reinvested in issues with longer durations, which provided incrementally more attractive yields and better call protection. While our decision to increase the Funds' durations in the current environment had performance implications in the short term, the enhanced yields and call protection should strengthen the Funds' long-term dividend capabilities, and the longer durations should help position the Funds to regain net asset value as the bond market recovers. The fund duration of the newly established NAN was 20.19, which is typical for a new exchange-traded fund. Over time, we will look for opportunities in the market to purchase bonds that can move NAN's duration closer to 12.

Over the past year, rising interest rates and the uncertainty surrounding the Federal Reserve's intentions created a relatively negative environment in the fixed-income market. In addition, concerns about the impact of the transition to the year 2000 have precipitated an early start to tax-swap season, as investors attempt to offset profits in the equity markets by selling fixed-income investments at a loss. Both of these factors have negatively impacted the market demand for exchange-traded funds such as the Nuveen New York funds, especially since these funds - with the exception of NNY - are trading at premiums to their net asset value. This situation resulted in declines in share price across the board. At the same time, the prevailing interest rate environment, which was higher than that of September 1998, led to a decline in the NAV of each fund. As a result of these factors, NNY saw its discount (share price below NAV) widen, and the premiums (share price above NAV) on NNP, NQN, NVN, and NUN narrowed over the past 12 months. Because its share price declined relatively less than its NAV, the premium on NNF widened.


                                  Premium/             Total Return
           Market Yield           Discount6           on Share Price
------------------------------------------------------------------------
                   Taxable-                    1-Year Ended     Taxable-
       9/30/99  Equivalent1  9/30/98  9/30/99       9/30/99  Equivalent1
------------------------------------------------------------------------
NNY      5.69%        8.82%   -2.55%   -8.18%        -8.04%       -5.18%
------------------------------------------------------------------------
NNP      6.62%       10.26%    9.30%    4.52%        -8.25%       -4.96%
------------------------------------------------------------------------
NQN      6.37%        9.88%   10.13%    4.31%        -8.13%       -4.88%
------------------------------------------------------------------------
NVN      6.44%        9.98%    5.93%    5.02%        -3.33%       -0.01%
------------------------------------------------------------------------
NUN      6.24%        9.67%    4.56%    3.16%        -4.13%       -0.94%
------------------------------------------------------------------------
NNF      5.80%        8.99%    0.05%    1.23%        -3.37%       -0.39%
------------------------------------------------------------------------
NAN      5.97%        9.26%       NA    8.33%        -2.76%*     -1.97%*
------------------------------------------------------------------------
*Total return since inception (5/26/99).


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a combined federal and state income tax rate of 35.5%, while the taxable-equivalent total return is based on the annualized total return and the combined 35.5% federal and state income tax rate.

2 NNY and NNP are compared with the Lehman Brothers New York Tax-Exempt Bond
  Index, an unleveraged index comprising a broad range of investment-grade New York municipal bonds. The four insured funds - NQN, NVN, NUN, and NNF - are compared with the Lehman New York Insured Tax-Exempt Bond Index, an unleveraged index covering a broad range of insured New York municipal bonds. Returns for both indexes do not reflect any initial or ongoing expenses.

3 The returns for NNY and NNP are compared with the average annualized return of the 10 funds in the Lipper New York Municipal Debt Funds category, while the returns for the insured Nuveen funds are compared with the average annualized return of the nine funds in the Lipper New York Insured Municipal Debt category. Lipper returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. With the exception of NNY, which is an unleveraged fund, references to duration in this commentary are intended to indicate fund duration unless otherwise noted.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium or discount represents the percentage difference between the fund's share price and its NAV.

How were the Funds' dividends affected?
During the past 12 months, good call protection helped support the dividends of NVN, NUN, and NNF and shield the income of these funds from erosion. In addition, strategic dividend management, including the prudent use of leverage, enabled us to increase NNF's dividend in February 1999. As of September 30, 1999, NVN had provided shareholders with steady dividends for 38 consecutive months, and NUN and NNF had produced steady or increasing dividends since their inceptions in November 1991 and December 1992, respectively. For NNY, NNP, and NQN, however, the need to reinvest the proceeds from called bonds and matured bonds during the relatively lower interest rate environment that prevailed in 1998 led to dividend reductions in each fund during the past 12 months. Despite these dividend adjustments, all of the Nuveen New York funds continued to provide attractive market yields.


What key strategies were used to manage the Nuveen New York Funds during the past 12 months?
The Funds' primary investment objective continues to be providing competitive tax-free dividends, and any strategies we implement are with that goal in mind. For example, during the past few months, we have capitalized on the rising interest rate environment by buying current bonds with higher yields and good call protection. To finance these activities, we sold some bonds that were due to mature or were scheduled to be called within the next few months. We also sold some bonds that were purchased earlier this year that are now producing a lower income stream than what has recently been available in the market.

Also, since bond prices have fallen as interest rates have increased, we have been able to take capital losses on the sale of certain bonds. These losses are valuable to the Funds because they can offset current capital gains, or they can be carried forward for eight years and used to offset future capital gains. If current market conditions continue, we will focus on implementing this strategy for the remainder of the year.

Although new issue supply in the New York municipal market declined steeply from last year's levels, we were able to identify attractive bonds in several sectors that added to the Funds' diversification. Through strong relationships with national and regional dealers offering bonds in the New York municipal market, we had access to bonds from several new or infrequent municipal issuers, including the University of Rochester, Catholic Health Services of Long Island, and Niagara Frontier Airport Authority, which operates the Buffalo/Niagara International Airport. While these issuers are not well known in the general market due to their irregular issuance, we were able to use the resources of Nuveen Research to assess the information critical to making an informed purchase decision. In addition to improving diversification, these bonds provide attractive income, offering an excellent example of the types of purchases we made to support the Funds' dividends.

The three uninsured funds - NNY, NNP, and NAN - offer excellent credit quality, with the portion of the Funds' assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 69% to 86% at the end of September 1999. (Credit quality is strong in NQN, NVN, NUN, and NNF, which are 100% invested in insured or U.S. guaranteed bonds.) NNY and NNP also had substantial allocations (16% and 17%, respectively) of BBB and non-rated investment-grade bonds. These lower-rated bonds generally provided enhanced levels of yield. In NAN, the investment guidelines allow us to further exploit credit spread differentials by investing up to 20% of the Fund's net assets in non-investment grade bonds rated BB and B, although we have not yet added any of these bonds to the Fund. Nuveen's research expertise, along with our presence in the New York market, means that shareholders can be assured that the creditworthiness of all issuers of non-investment grade bonds will be subjected to Nuveen's stringent review before any of these bonds are included in the Fund's portfolio.

With the exception of the unleveraged NNY, all of the New York funds issue MuniPreferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from these preferred shares are used to buy additional long-term bonds for the leveraged funds' portfolios. These bonds can generate additional income for the portfolios, but they may also increase volatility. During the past year, the leverage ratios of NNP, NQN, NVN, and NUN fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for NVN and NUN in May and for NNP and NQN in June. (NNF's leverage ratio remained above Nuveen's 35% guideline over the past 12 months.) Nuveen releveraged the Funds both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

In the area of bond calls, NNF, which was first offered in December 1992, currently provides excellent levels of call protection, with only 9% of its portfolio subject to calls between now and the end of 2001. This should provide additional protection for the Fund's dividend over this period. However, NNP, NQN, NVN, and NUN, which were assembled between November 1989 and November 1991, are now approaching the normal part of the bond market cycle when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued. For NNP and NQN, the greatest call exposure occurs in the year 2000, while NVNwill face the majority of its calls in 2001. NUN is fairly well protected through the year 2001. Between now and the end of 2001, 22% of NNY, which was issued in October 1987, remains subject to calls. After that, the Fund should again offer good call protection.

To minimize the effect of calls, we are already at work on strategies for managing through this period. As mentioned earlier, we have been active buyers in the current market as we take advantage of the higher interest rate environment. These recent purchases also benefit the Funds by extending call protection. Currently, many of the bonds held by the New York funds are providing very high levels of income, and we plan to hold these bonds for as long as possible to maximize income. We refer to these bonds as "museum pieces" based on their high income production and good quality, which place them at a premium in today's market. Given the current level of bond yields, we have been evaluating suitable replacements for these older bonds, i.e., undervalued bonds that have the potential to support the Funds' dividends and enhance portfolio structure. This should enable us to continue providing a competitive level of dividends for our shareholders.


What is Nuveen's outlookfor the New York Funds?
In the months ahead, we plan to take advantage of the higher yields currently available in the New York municipal market to enhance our portfolio holdings and the dividend capabilities of the Funds. We will also continue working on strategies designed to manage the Funds' call exposure and minimizing the impact of bond calls. Currently, that includes selling bonds with short calls and extending the Funds' call protection by buying new issues with favorable call features. According to the New York issuance calendar, some of the issuers that come to market infrequently will once again have offerings over the next few months, and we plan to leverage our research capabilities to explore these opportunities and to continue adding diversification to the Funds.

The ability to implement strategies with the potential to benefit the Funds demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the New York municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

Nuveen New York Municipal Value Fund, Inc.
Performance Overview
As of September 30, 1999

NNY



Portfolio Statistics
Inception Date                               10/87
--------------------------------------------------
Share Price                                 $8 3/4
--------------------------------------------------
Net Asset Value                              $9.53
--------------------------------------------------
Market Yield                                 5.69%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                        8.25%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State Tax Rate)1              8.82%
--------------------------------------------------
Fund Net Assets ($000)                    $144,079
--------------------------------------------------
Average Effective Maturity (Years)           19.13
--------------------------------------------------
Average Duration                              8.76
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -8.04%        -2.58%
--------------------------------------------------
5-Year                         2.67%         4.71%
--------------------------------------------------
10-Year                        4.93%         6.32%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -5.18%         0.21%
--------------------------------------------------
5-Year                         5.94%         8.02%
--------------------------------------------------
10-Year                        8.35%         9.81%
--------------------------------------------------

Diversification (as a % of total investments)
U.S. Guaranteed                                21%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Long-TermCare                                  11%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------


BAR CHART:
1998-1999 Monthly Tax-Free Dividends Per Share3
10/98    0.0435
11/98    0.0435
12/98    0.0435
1/99     0.0435
2/99     0.0435
3/99     0.0435
4/99     0.0415
5/99     0.0415
6/99     0.0415
7/99     0.0415
8/99     0.0415
9/99     0.0415



LINE CHART:
Share Price Performances
10/2/98  10.375
         10.25
         10.375
         10.13
         10.19
         10.13
         10.06
         10
         10.44
         10.06
         9.94
         9.94
         10.06
         9.69
         9.75
         10
         10.13
         10
         10.06
         10.13
         10.25
         10.13
         10.19
         10.06
         9.625
         9.5
         9.38
         9.44
         9.44
         9.31
         9.38
         9.25
         9.5
         9.25
         9.31
         9.31
         9.19
         9.19
         9.38
         9.19
         9.38
         9.13
         9.06
         9.13
         9.13
         9.06
         8.75
         8.44
9/30/99  8.75

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0971 per share.

Nuveen New York Performance Plus Municipal Fund, Inc.
Performance Overview
As of September 30, 1999

NNP


Portfolio Statistics
Inception Date                               11/89
--------------------------------------------------
Share Price                               $15 5/16
--------------------------------------------------
Net Asset Value                             $14.65
--------------------------------------------------
Market Yield                                 6.62%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                        9.59%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1               10.26%
--------------------------------------------------
Fund Net Assets ($000)                    $343,051
--------------------------------------------------
Average Effective Maturity (Years)           16.32
--------------------------------------------------
Average Duration                             11.10
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -8.25%        -3.65%
--------------------------------------------------
5-Year                         5.87%         5.28%
--------------------------------------------------
Since Inception                6.93%         7.54%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -4.96%        -0.05%
--------------------------------------------------
5-Year                         9.47%         9.11%
--------------------------------------------------
Since Inception               10.62%        11.44%
--------------------------------------------------

Diversification (as a % of total investments)
U.S. Guaranteed                                31%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------


BAR CHART:
1998-1999 Monthly Tax-Free Dividends Per Share
10/98    0.0895
11/98    0.0865
12/98    0.0865
1/99     0.0865
2/99     0.0865
3/99     0.0865
4/99     0.0865
5/99     0.0845
6/99     0.0845
7/99     0.0845
8/99     0.0845
9/99     0.0845


LINE CHART:
Share Price Performance
10/2/98  17.875
         17.688
         17.813
         17.94
         18
         17.69
         17.63
         17.38
         17.75
         17.75
         17.63
         17.69
         17.63
         17.31
         17.13
         17.31
         17.5
         17.31
         17.38
         17.31
         17.31
         17.25
         17.25
         17.25
         17
         17
         16.63
         16.63
         16.38
         16.38
         16.44
         16.31
         16.44
         16.31
         16.38
         16
         16
         15.81
         16
         16
         15.94
         15.75
         15.5
         15.75
         15.69
         15.75
         15.38
         15.31
9/30/99  15.3125
Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen New York Investment Quality Municipal Fund, Inc.
Performance Overview
As of September 30, 1999

NQN



Portfolio Statistics
Inception Date                               11/90
--------------------------------------------------
Share Price                               $15 1/16
--------------------------------------------------
Net Asset Value                             $14.44
--------------------------------------------------
Market Yield                                 6.37%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          9.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.88%
--------------------------------------------------
Fund Net Assets ($000)                    $399,347
--------------------------------------------------
Average Effective Maturity (Years)           15.30
--------------------------------------------------
Average Duration                              8.93
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -8.13%        -2.45%
--------------------------------------------------
5-Year                         6.35%         5.25%
--------------------------------------------------
Since Inception                6.59%         7.22%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -4.88%         1.14%
--------------------------------------------------
5-Year                         9.88%         8.99%
--------------------------------------------------
Since Inception               10.13%        10.94%
--------------------------------------------------

Diversification (as a % of total investments)
U.S. Guaranteed                                41%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------




BAR CHART:
1998-1999 Monthly Tax-Free Dividends Per Share
10/98    0.086
11/98    0.086
12/98    0.086
1/99     0.086
2/99     0.083
3/99     0.083
4/99     0.083
5/99     0.083
6/99     0.083
7/99     0.083
8/99     0.08
9/99     0.08



LINE CHART:
Share Price Performance
10/2/98  17.813
         17.688
         17.5
         17.5
         17.5
         17.69
         17.69
         17.81
         18
         17.75
         18.06
         18.06
         17.81
         17.19
         16.94
         17.25
         17.44
         17.38
         17.31
         17.25
         17.31
         17.38
         17.25
         17.13
         16.94
         16.63
         16.63
         16.31
         16.38
         16
         16
         15.94
         15.94
         15.69
         15.81
         15.69
         15.81
         15.81
         15.81
         15.94
         15.63
         15.63
         15.44
         15.13
         15.13
         15.13
         14.63
         14.75
9/30/99  15.0625

Weekly Closing Price
Past performance is not predictive of future results.




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0858 per share.

Nuveen New York Select Quality Municipal Fund, Inc.
Performance Overview
As of September 30, 1999

NVN


Portfolio Statistics
Inception Date                                5/91
--------------------------------------------------
Share Price                                $15 3/8
--------------------------------------------------
Net Asset Value                             $14.64
--------------------------------------------------
Market Yield                                 6.44%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          9.33%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.98%
--------------------------------------------------
Fund Net Assets ($000)                    $535,282
--------------------------------------------------
Average Effective Maturity (Years)           15.75
--------------------------------------------------
Average Duration                              7.05
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -3.33%        -2.11%
--------------------------------------------------
5-Year                         7.56%         5.80%
--------------------------------------------------
Since Inception                6.80%         7.11%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -0.01%         1.41%
--------------------------------------------------
5-Year                        11.10%         9.39%
--------------------------------------------------
Since Inception               10.34%        10.69%
--------------------------------------------------

Diversification (as a % of total investments)
U.S. Guaranteed                                28%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------



BAR CHART:
1998-1999 Monthly Tax-Free Dividends Per Share
10/98    0.0825
11/98    0.0825
12/98    0.0825
1/99     0.0825
2/99     0.0825
3/99     0.0825
4/99     0.0825
5/99     0.0825
6/99     0.0825
7/99     0.0825
8/99     0.0825
9/99     0.0825


LINE CHART:
Share Price Performance
10/2/98  17
         16.938
         16.688
         16.75
         17.06
         16.94
         17.19
         17.13
         17.25
         17
         17.38
         17.38
         17.19
         17
         16.63
         16.69
         17
         17.19
         17
         17
         17.06
         16.81
         16.75
         16.5
         16.69
         16.44
         16.19
         16.13
         16.06
         15.75
         15.75
         15.88
         15.94
         15.63
         15.94
         15.88
         16.19
         16.13
         16.31
         16.13
         16.06
         15.94
         15.75
         15.5
         15.63
         15.69
         15.31
         14.94
9/30/99  15.375


Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0433 per share.

Nuveen New York Quality Income Municipal Fund, Inc.
Performance Overview
As of September 30, 1999

NUN


Portfolio Statistics
Inception Date                               11/91
--------------------------------------------------
Share Price                                    $15
--------------------------------------------------
Net Asset Value                             $14.54
--------------------------------------------------
Market Yield                                 6.24%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          9.04%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.67%
--------------------------------------------------
Fund Net Assets ($000)                    $546,932
--------------------------------------------------
Average Effective Maturity (Years)           16.36
--------------------------------------------------
Average Duration                              8.25
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -4.13%        -2.60%
--------------------------------------------------
5-Year                         7.89%         6.49%
--------------------------------------------------
Since Inception                6.26%         6.71%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -0.94%         0.74%
--------------------------------------------------
5-Year                        11.36%         9.95%
--------------------------------------------------
Since Inception                9.64%        10.09%
--------------------------------------------------

Diversification (as a % of total investments)
U.S. Guaranteed                                31%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------


BAR CHART:
1998-1999 Monthly Tax-Free Dividends Per Share
10/98    0.078
11/98    0.078
12/98    0.078
1/99     0.078
2/99     0.078
3/99     0.078
4/99     0.078
5/99     0.078
6/99     0.078
7/99     0.078
8/99     0.078
9/99     0.078



LINE CHART:
Share Price Performance
10/2/98  16.75
         16.75
         17
         16.69
         16.81
         16.75
         16.63
         16.5
         16.75
         16.81
         16.63
         16.81
         16.56
         15.81
         15.94
         16.38
         16.38
         16.31
         16.5
         16.38
         16.38
         16.56
         16.44
         16.31
         16.31
         16.06
         15.94
         15.81
         15.69
         15.69
         15.56
         15.56
         15.63
         15.25
         15.19
         15.19
         15.38
         15.56
         15.69
         15.25
         15.31
         15.06
         15.19
         15.38
         15.5
         15.25
         14.94
         14.69
9/30/99  15

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December of $0.0333 per share.

Nuveen Insured New York Premium Income Municipal Fund, Inc.
Performance Overview
As of September 30, 1999

NNF


Portfolio Statistics
Inception Date                               12/92
--------------------------------------------------
Share Price                                $14 3/8
--------------------------------------------------
Net Asset Value                             $14.20
--------------------------------------------------
Market Yield                                 5.80%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          8.41%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                8.99%
--------------------------------------------------
Fund Net Assets ($000)                    $182,800
--------------------------------------------------
Average Effective Maturity (Years)           17.40
--------------------------------------------------
Average Duration                             11.47
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -3.37%        -4.33%
--------------------------------------------------
5-Year                        10.80%         8.14%
--------------------------------------------------
Since Inception                5.16%         5.84%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        -0.39%        -1.34%
--------------------------------------------------
5-Year                        14.17%        11.38%
--------------------------------------------------
Since Inception                8.38%         8.98%
--------------------------------------------------

Diversification (as a % of total investments)
U.S. Guaranteed                                23%
--------------------------------------------------
Education and Civic Organizations              21%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Tax Obligation/Limited                          8%
--------------------------------------------------


BAR CHART:
1998-1999 Monthly Tax-Free Dividends Per Share
10/98    0.0685
11/98    0.0685
12/98    0.0685
1/99     0.0685
2/99     0.0695
3/99     0.0695
4/99     0.0695
5/99     0.0695
6/99     0.0695
7/99     0.0695
8/99     0.0695
9/99     0.0695



LINE CHART:
Share Price Performance
10/2/98  115.875
         115.875
         116.125
         115.81
         116.06
         115.94
         115.94
         116
         116.31
         116.31
         116.5
         116.31
         115.88
         115.69
         115.81
         115.75
         116.19
         116.19
         116.19
         116.25
         116.44
         116.19
         116.13
         116.25
         116.25
         116.06
         116
         115.94
         115.5
         115.06
         115
         114.88
         115
         114.5
         115.13
         115
         115.38
         115.5
         115.44
         115.44
         115.44
         115.44
         115.19
         115.19
         115.25
         115.19
         114.94
         114.69
9/30/99  114.375

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen New York Dividend Advantage Municipal Fund
Performance Overview
As of September 30, 1999

NAN


Portfolio Statistics
Inception Date                                5/99
--------------------------------------------------
Share Price                                $14 3/8
--------------------------------------------------
Net Asset Value                             $13.27
--------------------------------------------------
Market Yield                                 5.97%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Tax Rate)1                          8.65%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)1                9.26%
--------------------------------------------------
Fund Net Assets ($000)                    $190,801
--------------------------------------------------
Average Effective Maturity (Years)           24.85
--------------------------------------------------
Average Duration                             20.19
--------------------------------------------------

Total Return
                      On Share Price        On NAV
--------------------------------------------------
Since Inception               -2.76%        -5.93%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------
Since Inception               -1.97%        -5.10%
--------------------------------------------------

Diversification (as a % of total investments)
Healthcare                                     25%
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


BAR CHART:
1999 Monthly Tax-Free Dividends Per Share

7/99     0.0715
8/99     0.0715
9/99     0.0715


LINE CHART:
Share Price Performance
5/28/99  15
         15
         15.125
         15
         15
         15.0625
         15.0625
         15
         15.0625
         15
         15.0625
         15.0625
         15
         15
         15
         15
         15.0625
         15
         15
         15
         15
         15
         15
         15.0625
         15.0625
         15.0625
         15.0625
         15
         15.0625
         15.0625
         15
         15.0625
         15.0625
         15.0625
         15
         15
         15.0625
         15.0625
         15.0625
         15
         15
         15
         14.9375
         14.875
         14.875
         14.9375
         14.9375
         14.9375
         14.9375
         15
         15
         15
         14.9375
         14.875
         14.875
         14.875
         14.875
         14.9375
         14.875
         15
         15
         14.875
         14.875
         14.9375
         14.75
         14.75
         14.6875
         14.75
         14.75
         14.625
         14.625
         14.75
         14.625
         14.5
         14.75
         14.625
         14.375
         14.25
         14.0556
         14
         14
         13.625
         13.8
         14
         14
         13.9375
         14.1875
         14.25
9/30/99  14.375



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

                            Portfolio of Investments
                            Nuveen New York Municipal Value Fund, Inc. (NNY)
                            September 30, 1999
   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 11.5%

$   2,000,000   The Trust for Cultural Resources of the City of New
                 York, Revenue Bonds, Series 1997A (American                       4/07 at 101             AAA           $1,971,180
                 Museum of Natural History), 5.650%, 4/01/27

    1,000,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue                   5/00 at 102               A            1,038,680
                 Bonds, Series 1990A, 7.400%, 5/15/01

                Dormitory Authority of the State of New York,
                City University System Consolidated Second General
                Resolution Revenue Bonds, Series 1993A:
    1,000,000    5.750%, 7/01/18                                                  No Opt. Call            BBB+            1,002,750
    1,000,000    6.000%, 7/01/20                                                  No Opt. Call            BBB+            1,024,460

   11,080,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Revenue Bonds,                     7/03 at 100            BBB+            9,839,926
                 Series 1993F, 5.000%, 7/01/20

    2,000,000   Dormitory Authority of the State of New York, State
                 University Educational Facilities Revenue                         5/08 at 101               A            1,656,360
                 Bonds, Series 1998B, 4.750%, 5/15/28


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.7%

      500,000   Cattaraugus County Industrial Development Agency,
                  Civic Facility Revenue Bonds, Series                             8/08 at 102              A+              453,610
                 1998A (Olean General Hospital Project), 5.250%, 8/01/23

    1,500,000   New York City Health and Hospitals Corporation, Health
                 System Bonds, 1999 Series A, 5.000%, 2/15/20                      2/09 at 101             AAA            1,351,740

    2,250,000   Dormitory Authority of the State of New York, The
                 Rosalind and Joseph Gurwin Jewish Geriatric                       2/07 at 102             AAA            2,176,965
                 Center of Long Island, Inc., FHA-Insured Mortgage

                 Nursing Home Revenue Bonds, Series 1997,
                 5.700%, 2/01/37

    2,000,000   Dormitory Authority of the State of New York
                 (Catholic Health Services of Long Island Obligated                7/09 at 101             AAA            1,933,100
                 Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/22

      810,000   New York State Medical Care Facilities Finance
                 Agency, St. Luke's-Roosevelt Hospital Center,                     8/03 at 102             AAA              816,828
                 FHA-Insured Mortgage Revenue Bonds,
                 1993 Series A, 5.600%, 8/15/13

    2,925,000   New York State Medical Care Facilities Finance
                 Agency, Hospital and Nursing Home, FHA-Insured                    8/05 at 102             AAA            3,060,603
                 Mortgage Revenue Bonds, 1995 Series B, 6.250%, 2/15/15

    1,290,000   Newark-Wayne Community Hospital, Inc., Hospital Revenue
                 Improvement and Refunding Bonds, Series                           9/03 at 102             N/R            1,366,381
                 1993A, 7.600%, 9/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.1%

      460,000   New York City Housing Development Corporation,
                 Mortgage Revenue Bonds (South Williamsburg                        2/00 at 102             Aa1              472,112
                 Cooperative), 1990 Series A, 7.900%, 2/01/23
                 (Alternative Minimum Tax)

    1,385,000   New York City Housing Development Corporation,
                 Mortgage Revenue Bonds (South Bronx                               9/00 at 102             Aa1            1,439,431
                 Cooperatives), 1990 Series A, 8.100%, 9/01/23
                 (Alternative Minimum Tax)

    1,500,000   New York City Housing Development Corporation,
                 Multifamily Mortgage Revenue Bonds (FHA-Insured                   4/03 at 102             AAA            1,577,310
                 Mortgage Loan), 1993 Series A, 6.550%, 10/01/15

    1,135,000   New York State Housing Finance Agency, Multifamily
                 Housing Revenue Bonds (Secured Mortgage                          No Opt. Call             Aa1            1,040,159
                 Program), Series 1999B, 5.400%, 8/15/31
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.4%

    8,205,000   State of New York Mortgage Agency, Homeowner
                 Mortgage Revenue Bonds, Series VV,                          10/01 at 19 11/32             Aa2            1,360,635
                 0.000%, 10/01/23 (Alternative Minimum Tax)

    3,750,000   State of New York Mortgage Agency, Homeowner Mortgage              9/08 at 101             Aa2            3,517,463
                 Revenue Bonds, Series 73-A, 5.250%, 10/01/17
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 10.6%

    2,015,000   Village of East Rochester Housing Authority,
                 FHA-Insured Mortgage Revenue Bonds                                8/07 at 102             AAA            1,957,109
                 (St. John's Meadows Project), Series 1997A, 5.750%, 8/01/37

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care (continued)

$   3,125,000   Village of East Rochester Housing Authority, FHA-Insured
                 Mortgage Revenue Bonds (St.                                       8/08 at 101             AAA           $2,816,438
                 John's Meadows Project), Series 1998A, 5.250%, 8/01/38

    3,000,000   Dormitory Authority of the State of New York, Hebrew Home
                 for the Aged at Riverdale, FHA-Insured                            2/07 at 102              AA            3,083,400
                 Mortgage Nursing Home Revenue Bonds, 6.125%, 2/01/37

    2,000,000   Dormitory Authority of the State of New York, German Masonic
                 Home Corporation, FHA-Insured Mortgage                            8/06 at 102              AA            2,011,400
                 Revenue Bonds, Series 1996, 5.950%, 8/01/26

    1,000,000   Dormitory Authority of the State of New York, Eger Health Care
                 Center of Staten Island, FHA-Insured                              2/08 at 102             AAA              884,810
                 Mortgage Nursing Home Revenue Bonds, Series 1998, 5.100%, 2/01/28

    1,530,000   New York State Medical Care Facilities Financing Agency, Hospital
                 and Nursing Home Insured Mortgage                                 8/02 at 102             AAA            1,628,333
                 Revenue Bonds, 1992 Series C, 6.550%, 8/15/12

    3,000,000   Syracuse Housing Authority, FHA-Insured Mortgage Revenue
                 Bonds (Loretto Rest Residential Health Care Facility Project),
                 Series 1997A, 5.600%, 8/01/17                                     2/08 at 102             AAA            2,935,230


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.4%

       25,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, 6.300%, 8/01/03                         8/02 at 101 1/2             AAA               26,543

    1,135,000   The City of New York, General Obligation Bonds,
                 Fiscal 1995 Series D, 6.600%, 2/01/04                            No Opt. Call              A-            1,217,288

    1,390,000   The City of New York, General Obligation Bonds,
                 Fiscal 1996 Series B, 6.750%, 8/15/03                            No Opt. Call              A-            1,494,611

    2,890,000   The City of New York, General Obligation Bonds,
                 Fiscal 1996 Series I, 5.875%, 3/15/18                         3/06 at 101 1/2              A-            2,893,728

       75,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series D, 9.500%, 8/01/02                         8/01 at 101 1/2              A-               82,538

    2,305,000   The City of New York, General Obligation Bonds,
                 Fiscal 1997 Series G, 6.000%, 10/15/26                           10/07 at 101              A-            2,319,591

    1,000,000   City of Niagara Falls, Niagara County, New York, Water
                 Treatment Plant Serial Bonds of 1994,                            No Opt. Call             AAA            1,176,460
                 7.250%, 11/01/11 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.6%

      250,000   Battery Park City Authority, Revenue Refunding Bonds,
                 Series 1993A, Junior Revenue Refunding Bonds,                    11/03 at 102               A              250,683
                 5.800%, 11/01/22

    5,000,000   Metropolitan Transportation Authority (New York),
                 Dedicated Tax Fund Bonds, Series 1996A,                           4/07 at 101             AAA            4,614,200
                  5.250%, 4/01/26

    3,000,000   New York City Transitional Finance Authority,
                 Future Tax Secured Bonds, Fiscal 1998                             8/07 at 101              AA            2,728,170
                 Series A, 5.125%, 8/15/21

       25,000   Dormitory Authority of the State of New York, Judicial
                 Facilities Lease Revenue Bonds (Suffolk                     10/99 at 116 9/32            Baa1               28,611
                 County Issue), Series 1991A, 9.500%, 4/15/14

    1,000,000   Dormitory Authority of the State of New York, Court
                 Facilities Lease Revenue Bonds (The City of                   5/03 at 101 1/2              A3              970,870
                 New York Issue), Series 1993A, 5.700%, 5/15/22

    3,125,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    8/07 at 101             AAA            2,810,000
                 Bonds, Series 1997D, 5.125%, 8/15/27

    3,000,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    8/08 at 101             AAA            2,678,910
                 Bonds, Series 1998D, 5.000%, 2/15/23

    3,100,000   Dormitory Authority of the State of New York, Insured
                 Revenue Bonds (853 Schools Program, 1999                          7/09 at 101             AAA            3,014,936
                 Issue 1), Green Chimneys School for Little Folk,
                 Series 1999A, 5.500%, 7/01/18

    1,000,000   New York State Housing Finance Agency, H.E.L.P.-
                 Suffolk Housing Revenue Bonds, 1989 Series A,                    11/99 at 100            Baa2            1,001,660
                 8.100%, 11/01/05

      855,000   New York State Housing Finance Agency, Health Facilities
                 Revenue Bonds (New York City), 1990                              11/00 at 102            BBB+              895,655
                 Series A Refunding, 8.000%, 11/01/08

       10,000   New York State Housing Finance Agency, Service Contract
                 Obligation Revenue Bonds, 1994 Series A,                          9/04 at 102            BBB+               10,503
                 6.375%, 9/15/14

       10,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/02 at 102             AAA               10,493
                 Improvement Revenue Bonds, 1992 Series A, 6.375%, 8/15/17

    1,000,000   New York State Urban Development Corporation, State Facilities
                 Revenue Bonds, 1995 Refunding                                    No Opt. Call            BBB+            1,027,540
                 Series, 5.750%, 4/01/11

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/Limited (continued)

$   3,000,000   City School District of the City of Niagara Falls,
                 Certificates of Participation (High                               6/08 at 101            BBB-           $2,734,950
                 School Facility), Series 1998, 5.375%, 6/15/28

    1,230,000   Suffolk County Judicial Facilities Agency, Service Agreement
                 Revenue Bonds, Series 1999 (John P. Colahan Court Complex),      10/09 at 101             AAA            1,137,910
                 5.000%, 4/15/16


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.9%

    1,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1997C,                           7/07 at 101             AAA              942,280
                 5.375%, 7/01/27

    2,000,000   New York City Industrial Development Agency, Special
                 Facility Revenue Bonds, Series 1998                              12/08 at 102               A            1,762,960
                 (British Airways PLC Project), 5.250%, 12/01/32
                 (Alternative Minimum Tax)

      500,000   Niagara Frontier Transportation Authority (Buffalo Niagara
                 International Airport), Airport Revenue                           4/09 at 101             AAA              482,575
                 Bonds, Series 1999A, 5.625%, 4/01/29
                 (Alternative Minimum Tax)

    2,600,000   Triborough Bridge and Tunnel Authority, General
                 Purpose Revenue Bonds, Series 1999B,                              1/10 at 100             Aa3            2,480,218
                 5.500%, 1/01/30


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 20.9%

    3,425,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series D, 9.500%, 8/01/02                         8/01 at 101 1/2             Aaa            3,794,318
                 (Pre-refunded to 8/01/01)

       20,000   The City of New York, General Obligation Bonds,
                 Fiscal 1997 Series G, 6.000%, 10/15/26                           10/07 at 101           A-***               21,743
                 (Pre-refunded to 10/15/07)

    1,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue                                6/01 at 101 1/2             Aaa            1,073,960
                 Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
                 (Pre-refunded to 6/15/01)

    2,600,000   New York City Industrial Development Agency, Civic
                 Facility Revenue Bonds (YMCA of Greater New                       8/01 at 102             Aaa            2,814,500
                 York Project), 8.000%, 8/01/16 (Pre-refunded to 8/01/01)

    4,000,000   Dormitory Authority of the State of New York, Judicial
                 Facilities Lease Revenue Bonds (Suffolk                          No Opt. Call             AAA            4,769,600
                 County Issue), Series 1986, 7.375%, 7/01/16

    4,145,000   New York State Housing Finance Agency, Health
                 Facilities Revenue Bonds (New York City),                        11/00 at 102             AAA            4,407,296
                 1990 Series A Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)

    1,000,000   New York Local Government Assistance Corporation,
                 Series 1991B, 7.500%, 4/01/20                                     4/01 at 102             AAA            1,068,260
                 (Pre-refunded to 4/01/01)

      990,000   New York State Housing Finance Agency, Service Contract
                 Obligation Revenue Bonds, 1994 Series A,                          9/04 at 102             AAA            1,088,505
                 6.375%, 9/15/14 (Pre-refunded to 9/15/04)

      100,000   New York State Medical Care Facilities Finance Agency,
                 Hospital and Nursing Home Insured Mortgage                        8/02 at 102             AAA              107,909
                 Revenue Bonds, 1992 Series C, 6.550%, 8/15/12
                 (Pre-refunded to 8/15/02)

      990,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities Improvement                     2/02 at 102             AAA            1,054,439
                 Revenue Bonds, 1992 Series A, 6.375%, 8/15/17
                 (Pre-refunded to 2/15/02)

    2,200,000   New York State Thruway Authority, Local Highway and Bridge
                 Service Contract Bonds, Series 1991,                              1/01 at 100             AAA            2,251,854
                 6.000%, 1/01/11 (Pre-refunded to 1/01/01)

    5,000,000   New York State Urban Development Corporation, Project
                 Revenue Bonds (Onondaga County Convention                         1/01 at 102             Aaa            5,325,650
                 Center), Series 1990, 7.875%, 1/01/20
                 (Pre-refunded to 1/01/01)

                New York State Urban Development Corporation,
                 State Facilities Revenue Bonds, Series 1991:
    1,000,000    7.500%, 4/01/11 (Pre-refunded to 4/01/01)                         4/01 at 102             Aaa            1,068,260
    1,000,000    7.500%, 4/01/20 (Pre-refunded to 4/01/01)                         4/01 at 102             Aaa            1,068,260


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.0%

    3,500,000   Erie County Industrial Development Agency, Solid Waste
                 Disposal Facility Revenue Bonds                                 12/10 at 103             N/R             3,629,640
                 (1998 CanFibre of Lackawanna Project), 8.875%, 12/01/13
                 (Alternative Minimum Tax)

    5,000,000   Long Island Power Authority, Electric System
                 General Revenue Bonds, Series 1998A,                              6/08 at 101              A-            4,546,550
                 5.250%, 12/01/26

    1,000,000   New York State Energy Research and Development Authority,
                 Electric Facilities Revenue Bonds,                                1/00 at 101              A+            1,017,680
                 Series 1991A (Consolidated Edison Company of New
                 York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Utilities (continued)

$   1,000,000   New York State Energy Research and Development
                 Authority, Gas Facilities Revenue Bonds, Series C                 7/03 at 102             AAA           $  950,990
                 (The Brooklyn Union Gas Company Project), 5.600%,
                 6/01/25 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.3%

    1,000,000   New York City Municipal Water Finance Authority, Water

                 and Sewer System Revenue Bonds,                                   6/07 at 101             AAA              919,120
                 Fiscal 1998 Series B, 5.250%, 6/15/29

    1,000,000   New York City Municipal Water Finance Authority, Water

                 and Sewer System Revenue Bonds,                                   6/09 at 101             AAA              951,960
                 Fiscal 2000 Series A, 5.500%, 6/15/32 (WI)

    1,425,000   New York State Environmental Facilities Corporation,

                 Water Facilities Revenue Bonds, Series 1992                       6/02 at 102               A            1,466,126
                 (The New Rochelle Water Company Project), 6.400%,

                 12/01/24 (Alternative Minimum Tax)

    5,815,000   Western Nassau County Water Authority, System Revenue Bonds,
                 Series 1995, 5.650%, 5/01/26                                      5/06 at 102             AAA            5,701,022
-----------------------------------------------------------------------------------------------------------------------------------
$ 149,195,000   Total Investments - (cost $139,928,433) - 97.4%                                                         140,307,938
=============
                Other Assets Less Liabilities - 2.6%                                                                      3,770,999
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $144,078,937
                ===================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
                            September 30, 1999
   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 12.4%

$   1,285,000   Cattaraugus County Industrial Development Agency,
                 Civic Facility Revenue Bonds (St.                                 9/08 at 101             BBB           $1,165,199
                 Bonaventure University Construction Project),
                 Series 1998B, 5.000%, 9/15/13

    1,000,000   County of Monroe Industrial Development Agency,
                 Civic Facility Revenue Bonds (St. John                            6/09 at 102              AA              940,170
                 Fisher College Project), Series 1999, 5.375%, 6/01/17

    3,000,000   The Trust for Cultural Resources of the City of New York,
                 Revenue Bonds, Series 1997A (American                             4/07 at 101             AAA            2,956,770
                 Museum of Natural History), 5.650%, 4/01/27

    1,250,000   Dormitory Authority of the State of New York, Lease
                 Revenue Bonds (State University Dormitory                         7/09 at 101             AAA            1,199,588
                 Facilities Issue), Series 1999C, 5.500%, 7/01/29

      630,000   Dormitory Authority of the State of New York, College
                 and University Revenue Bonds (Pooled Capital                     12/99 at 102             AAA              643,173
                 Program), Series 1985, 7.800%, 12/01/05

    2,500,000   Dormitory Authority of the State of New York, State
                 University Educational Facilities Revenue                        No Opt. Call              A-            2,566,300
                 Bonds, Series 1993A, 5.875%, 5/15/17

    3,000,000   Dormitory Authority of the State of New York, City University
                 System Consolidated Revenue Bonds,                               No Opt. Call             AAA            3,176,460
                 Series 1993B, 6.000%, 7/01/14

                Dormitory Authority of the State of New York, City University
                System Consolidated Revenue Bonds,
                Series 1993F:
    1,000,000    5.500%, 7/01/12                                                   7/03 at 102            BBB+              987,740
   11,350,000    5.000%, 7/01/20                                                   7/03 at 100            BBB+           10,079,708

    1,000,000   Dormitory Authority of the State of New York, City University
                 System Consolidated Second General                                7/05 at 102             AAA              988,880
                 Resolution Revenue Bonds, Series 1995A, 5.375%, 7/01/14

    1,500,000   Dormitory Authority of the State of New York, St. Thomas
                 Aquinas College Insured Revenue Bonds,                            7/08 at 101              AA            1,355,130
                 Series 1998, 5.250%, 7/01/28

    3,425,000   Dormitory Authority of the State of New York, State
                 University Educational Facilities Revenue                         5/08 at 101               A            2,836,517
                 Bonds, Series 1998B, 4.750%, 5/15/28

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General
                Resolution Revenue Bonds, 1998 Series 2:
    1,490,000    5.000%, 7/01/17                                                   7/08 at 101            BBB+            1,321,764
    1,055,000    5.000%, 7/01/18                                                   7/08 at 101            BBB+              926,839
    7,000,000    5.000%, 7/01/28                                                   7/08 at 101            BBB+            6,067,250

    5,590,000   Dormitory Authority of the State of New York,
                 University of Rochester Revenue Bonds, Series 1999A               7/09 at 101              A+            5,449,244
                 and 1999B, 5.500%, 7/01/16


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 8.7%

    2,000,000   Dormitory Authority of the State of New York,
                 St. Vincent's Hospital and Medical Center of New York,            8/01 at 102             AAA            2,119,360
                 FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 8/01/30

    1,000,000   Dormitory Authority of the State of New York, St. James
                 Mercy Hospital, FHA-Insured Mortgage                              2/08 at 102              AA              930,330
                 Hospital Revenue Bonds, Series 1998, 5.250%, 2/01/18

    8,000,000   Dormitory Authority of the State of New York (Catholic
                 Health Services of Long Island Obligated                          7/09 at 101             AAA            7,732,400
                 Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/22

    9,950,000   New York State Medical Care Facilities Finance Agency,
                 Hospital and Nursing Home, FHA-Insured                            8/02 at 102             AAA           10,237,157
                 Mortgage Revenue Bonds, 1992 Series B, 6.200%, 8/15/22

    2,525,000   New York State Medical Care Facilities Finance Agency,
                 Hospital and Nursing Home, FHA-Insured                            8/05 at 102             AAA            2,642,059
                 Mortgage Revenue Bonds, 1995 Series B, 6.250%, 2/15/15

    5,800,000   New York State Medical Care Facilities Finance Agency,
                 FHA-Insured Mortgage Project Revenue                              2/05 at 102              AA            6,042,556
                 Bonds, 1995 Series C, 6.250%, 8/15/15

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily - 5.0%

$   1,000,000   Hudson Housing Development Corporation, Multifamily
                 Mortgage Revenue Refunding Bonds,                                 1/03 at 101             Aaa           $1,030,860
                 Series 1992A (Providence Hall-Schuyler Court Projects-
                 FHA-Insured Mortgages), 6.500%, 1/01/25

    5,750,000   New York City Housing Development Corporation, Multi-Unit
                 Mortgage Refunding Bonds (FHA-Insured                             6/01 at 102             AAA            6,088,273
                 Mortgage Loans), 1991 Series A, 7.350%, 6/01/19

    3,160,000   New York State Housing Finance Agency, Multifamily
                 Housing Revenue Bonds (AMBAC Insured                             11/99 at 102             AAA            3,227,687
                 Program), 1989 Series B, 7.550%, 11/01/29
                 (Alternative Minimum Tax)

    1,585,000   New York State Housing Finance Agency, Multifamily
                 Housing Revenue Bonds (Secured Mortgage                           8/02 at 102             Aa1            1,676,153
                 Program), 1992 Series A, 7.000%, 8/15/12
                 (Alternative Minimum Tax)

    4,835,000   Puerto Rico Housing Finance Corporation, Multifamily
                 Mortgage Revenue Bonds, Portfolio A, Series I,                    4/00 at 102              AA            4,995,232
                 7.500%, 4/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.0%

   45,135,000   State of New York Mortgage Agency, Homeowner
                 Mortgage Revenue Bonds, Series VV,                          10/01 at 19 11/32             Aa2            7,484,737
                 0.000%, 10/01/23 (Alternative Minimum Tax)

    1,460,000   State of New York Mortgage Agency, Homeowner
                 Mortgage Revenue Bonds, 1995 Series 52,                           1/06 at 102             AAA            1,497,902
                 6.100%, 4/01/26 (Alternative Minimum Tax)

    1,250,000   State of New York Mortgage Agency, Homeowner
                 Mortgage Revenue Bonds, Series 73-A,                              9/08 at 101             Aa2            1,172,488
                 5.250%, 10/01/17 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 2.8%

    3,000,000   New York State Medical Care Facilities Finance Agency,
                 FHA-Insured Mortgage Project Revenue Bonds,                       2/06 at 102             AA+            3,095,910
                 1995 Series C, 6.100%, 8/15/15

    2,770,000   County of Oswego Industrial Development Agency,
                 Civic Facility Revenue Bonds,                                     2/09 at 101             AAA            2,477,433
                 Series 1999A (FHA-Insured Mortgage-Bishops
                 Commons Inc. Project), 5.375%, 2/01/49

    4,000,000   Syracuse Housing Authority, FHA-Insured Mortgage
                 Revenue Bonds (Loretto Rest Residential                           2/08 at 102             AAA            3,913,640
                 Health Care Facility Project), Series 1997A, 5.600%, 8/01/17


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.3%

       10,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, 6.625%, 8/01/12                         8/02 at 101 1/2             AAA               10,654

       30,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series D, 9.500%, 8/01/02                         8/01 at 101 1/2              A-               33,015

    1,060,000   The City of New York, General Obligation Bonds,
                 Fiscal 1995 Series F, 6.375%, 2/15/06                             2/05 at 101              A-            1,139,638

    1,450,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series F, 3.000%, 11/15/00                           No Opt. Call              A-            1,432,571

    1,500,000   The City of New York, General Obligation Bonds,
                 Fiscal 1999 Series C, 5.000%, 8/15/22                             8/08 at 101              A-            1,329,015

    2,095,000   City of Niagara Falls, Niagara County, New York,
                 Water Treatment Plant Serial Bonds of 1994,                      No Opt. Call             AAA            2,546,158
                 8.000%, 11/01/09 (Alternative Minimum Tax)

   10,000,000   Commonwealth of Puerto Rico, Public Improvement
                 Refunding Bonds, Series 1998 (General Obligation                  7/08 at 101             AAA            8,250,300
                 Bonds), 4.500%, 7/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.0%

    7,000,000   Metropolitan Transportation Authority, Dedicated
                 Tax Fund Bonds, Series 1996A,                                     4/07 at 101             AAA            6,459,880
                 5.250%, 4/01/26

   12,465,000   New York City Transitional Finance Authority,
                 Future Tax Secured Bonds, Fiscal 1998                             8/07 at 101              AA           11,335,546
                 Series A, 5.125%, 8/15/21

    4,365,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    2/08 at 102             AAA            3,887,600
                 Bonds, Series 1998B, 5.000%, 2/15/23

    4,000,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    8/08 at 101             AAA            3,571,880
                 Bonds, Series 1998D, 5.000%, 2/15/23

    7,000,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    2/09 at 101             AAA            6,017,060
                 Bonds, Series 1999C, 4.750%, 8/15/19

    4,210,000   Dormitory Authority of the State of New York, 4201
                 Schools Program Revenue Bonds, Series 1998,                       7/09 at 101            BBB+            3,715,746
                 5.000%, 7/01/18

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$     940,000   New York State Housing Finance Agency, Health
                 Facilities Revenue Bonds (New York City),                        11/00 at 102            BBB+           $  984,697
                 1990 Series A Refunding, 8.000%, 11/01/08

    1,195,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/00 at 102              A3            1,233,300
                 Improvement Revenue Bonds, 1990 Series A, 7.750%, 2/15/20

      335,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 8/00 at 102              A3              351,214
                 Improvement Revenue Bonds, 1990 Series B, 7.875%, 8/15/20

       10,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/02 at 102              A-               10,735
                 Improvement Revenue Bonds, 1991 Series D, 7.400%, 2/15/18

    6,900,000   New York State Urban Development Corporation,
                 Correctional Facilities Service Contract Revenue                  1/08 at 102            BBB+            5,986,785
                 Bonds, Series A, 5.000%, 1/01/28

    5,000,000   City School District of Niagara Falls, Certificates of
                 Participation (High School Facility),                             6/08 at 101            BBB-            4,558,250
                 Series 1998, 5.375%, 6/15/28


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 8.7%

   15,525,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1998A,                           7/08 at 101            BBB+           13,927,788
                 5.250%, 7/01/28

    2,000,000   Monroe County Airport Authority, Greater Rochester
                 International Airport Revenue Bonds, Series                       1/00 at 102             AAA            2,057,260
                 1989, 7.250%, 1/01/19 (Alternative Minimum Tax)

    2,250,000   New York City Industrial Development Agency,
                 Special Facility Revenue Bonds, Series 1998                      12/08 at 102               A            1,983,330
                 (British Airways PLC Project), 5.250%, 12/01/32
                 (Alternative Minimum Tax)

      800,000   Niagara Frontier Transportation Authority (Buffalo
                 Niagara International Airport), Airport Revenue                   4/09 at 101             AAA              772,120
                 Bonds, Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

    2,500,000   The Port Authority of New York and New Jersey,
                 Consolidated Bonds, One Hundred Ninth Series,                     1/07 at 101             AAA            2,388,800
                 5.375%, 7/15/27

    1,750,000   Triborough Bridge and Tunnel Authority, General
                 Purpose Revenue Bonds, Series 1997A,                              1/07 at 101             Aa3            1,599,920
                 5.250%, 1/01/28

    7,500,000   Triborough Bridge and Tunnel Authority, General
                 Purpose Revenue Bonds, Series 1999B,                              1/10 at 100             Aa3            7,154,475
                 5.500%, 1/01/30


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 29.5%

    5,500,000   Metropolitan Transportation Authority, Transit Facilities
                 1987 Service Contract Bonds,                                      7/00 at 102             AAA            5,762,185
                 Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

    1,000,000   Metropolitan Transportation Authority, Transit Facilities
                 1987 Service Contract Bonds,                                  7/00 at 101 1/2             AAA            1,042,810
                 Series 4, 7.500%, 7/01/19 (Pre-refunded to 7/01/00)

    1,000,000   Monroe County Water Authority, Series 1991 B,
                 Water System Revenue Bonds,                                       8/01 at 101             AAA            1,051,610
                 6.500%, 8/01/16 (Pre-refunded to 8/01/01)

    1,350,000   The City of New York, General Obligation Bonds,
                 Fiscal 1990 Series B, 7.250%, 10/01/06                       10/99 at 101 1/2             AAA            1,393,470

       40,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, Fixed Rate Bonds,                       8/02 at 101 1/2             AAA               43,068
                 Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

      500,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series A, 8.000%, 3/15/13                         3/00 at 101 1/2             AAA              517,155
                 (Pre-refunded to 3/15/00)

    1,470,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series D, 9.500%, 8/01/02                         8/01 at 101 1/2             Aaa            1,628,510
                 (Pre-refunded to 8/01/01)

      275,000   The City of New York, General Obligation Bonds,
                 Fiscal 1995 Series E, 6.500%, 8/01/02                            No Opt. Call             Aaa              291,522

    1,540,000   The City of New York, General Obligation Bonds,
                 Fiscal 1993 Series F, 6.375%, 2/15/06                             2/05 at 101           A-***            1,679,678
                 (Pre-refunded to 2/15/05)

       50,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series F, 3.000%, 11/15/00                           11/00 at 100           A-***               49,478
                 (Pre-refunded to 11/15/00)

    1,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1993 Series E, 5.750%, 5/13/13                         5/03 at 101 1/2             AAA            1,042,675
                 (Pre-refunded to 5/15/03)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$     250,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                         6/00 at 101 1/2             Aaa           $  260,303
                 Fiscal 1991 Series A, 7.500%, 6/15/19
                 (Pre-refunded to 6/15/00)

    4,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                         6/01 at 101 1/2             Aaa            4,295,840
                 Fiscal 1991 Series C, 7.750%, 6/15/20
                 (Pre-refunded to 6/15/01)

    5,700,000   New York City Transit Authority, Transit Facilities Revenue
                  Bonds, Series 1990 (Livingston Plaza                             1/00 at 102             AAA            5,867,637
                 Project), 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

   10,000,000   Dormitory Authority of the State of New York, City University
                 System Consolidated Revenue Bonds,                                7/00 at 102             Aaa           10,485,900
                 Series 1990A, 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

    6,850,000   Dormitory Authority of the State of New York, Revenue Bonds,
                 Department of Health of the State of                              7/00 at 102             Aaa            7,186,609
                 New York Issue, Series 1990, 7.700%, 7/01/20
                 (Pre-refunded to 7/01/00)

    2,190,000   Dormitory Authority of the State of New York,
                 Vassar College Revenue Bonds, Series 1990,                        7/00 at 102             AAA            2,290,390
                 7.250%, 7/01/15 (Pre-refunded to 7/01/00)

    4,400,000   Dormitory Authority of the State of New York, Upstate
                 Community Colleges Revenue Bonds,                                 7/00 at 102         Baa1***            4,609,616
                 1990A Issue, 7.600%, 7/01/20 (Pre-refunded to 7/01/00)

                Dormitory Authority of the State of New York, City
                University System Consolidated Second General
                Resolution Revenue Bonds, Series 1990F:
    2,000,000    7.875%, 7/01/07 (Pre-refunded to 7/01/00)                         7/00 at 102             Aaa            2,100,700
    2,000,000    7.875%, 7/01/17 (Pre-refunded to 7/01/00)                         7/00 at 102             Aaa            2,100,700

    2,600,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue                   5/00 at 102             Aaa            2,710,058
                 Bonds, Series 1990B, 7.375%, 5/15/14
                 (Pre-refunded to 5/15/00)

    3,500,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue                   5/00 at 102             Aaa            3,645,496
                 Bonds, Series 1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

    1,000,000   New York State Environmental Facilities Corporation,
                 State Water Pollution Control Revolving Fund                      6/01 at 102             Aaa            1,070,470
                 Revenue Bonds, Series 1991 A (New York City
                 Municipal Water Finance Authority Project),
                 7.250%, 6/15/10 (Pre-refunded to 6/15/01)

    4,560,000   New York State Housing Finance Agency, Health
                 Facilities Revenue Bonds (New York City), 1990                   11/00 at 102             AAA            4,848,557
                 Series A Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)

    3,000,000   New York Local Government Assistance Corporation,
                 Series 1991A, 7.250%, 4/01/18                                     4/01 at 102             AAA            3,193,950
                 (Pre-refunded to 4/01/01)

    8,000,000   New York Local Government Assistance Corporation,
                 Series 1991B, 7.500%, 4/01/20                                     4/01 at 102             AAA            8,546,080
                 (Pre-refunded to 4/01/01)

    1,000,000   New York State Medical Care Facilities Finance Agency,
                 St. Luke's-Roosevelt Hospital Center,                             2/00 at 102             AAA            1,033,660
                 FHA-Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    1,295,000   New York State Medical Care Facilities Finance Agency,
                 Hospital Insured Mortgage Revenue Bonds,                          8/00 at 102             AAA            1,363,920
                 1990 Series A, 7.700%, 2/15/25 (Pre-refunded to 8/15/00)

    1,205,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/00 at 102             Aaa            1,246,898
                 Improvement Revenue Bonds, 1990 Series A, 7.750%,
                 2/15/20 (Pre-refunded to 2/15/00)

    2,070,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 8/00 at 102             Aaa            2,183,063
                 Improvement Revenue Bonds, 1990 Series B, 7.875%,
                 8/15/20 (Pre-refunded to 8/15/00)

    2,000,000   New York State Medical Care Facilities Finance
                 Agency, Mental Health Services Facilities                         2/01 at 102             Aaa            2,127,980
                 Improvement Revenue Bonds, 1991 Series A,
                 7.500%, 2/15/21 (Pre-refunded to 2/15/01)

      810,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities Improvement                     2/02 at 102           A-***              881,280
                 Revenue Bonds, 1991 Series D, 7.400%, 2/15/18
                 (Pre-refunded to 2/15/02)

    4,600,000   New York State Thruway Authority, Local Highway and
                 Bridge Service Contract Bonds, Series 1991,                       1/01 at 100             AAA            4,708,422
                 6.000%, 1/01/11 (Pre-refunded to 1/01/01)

    5,655,000   New York State Urban Development Corporation,
                 Project Revenue Bonds (Onondaga County Convention                 1/01 at 102             Aaa            6,023,310
                 Center), Series 1990, 7.875%, 1/01/20 (Pre-refunded to 1/01/01)

    2,000,000   Triborough Bridge and Tunnel Authority, Mortgage
                 Recording Tax Special Obligation Bonds, Series                    1/00 at 101             AAA            2,037,140
                 1989 A, 7.125%, 1/01/19 (Pre-refunded to 1/01/00)

    2,230,000   City of Yonkers, New York, General Obligation School
                 Bonds, Series 1990-C, 7.375%, 12/01/09                           12/00 at 102             AAA            2,363,153
                 (Pre-refunded to 12/01/00)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.8%

$   1,000,000   Islip Resource Recovery Agency, Resource Recovery
                 System Revenue Bonds (1985 Facility), Series B,                   7/04 at 102             AAA           $1,035,610
                 6.125%, 7/01/13 (Alternative Minimum Tax)

    3,375,000   Long Island Power Authority, Electric System General
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22                     6/08 at 101             AAA            3,077,156

    2,000,000   Long Island Power Authority, Electric System General
                 Revenue Bonds, Series 1998A, 5.25%, 12/01/26                      6/08 at 101              A-            1,818,620

    5,000,000   New York City Industrial Development Agency, Industrial
                 Development Revenue Bonds (Brooklyn Navy                         10/08 at 102            BBB-            4,685,250
                 Yard Cogeneration Partners, L.P. Project), Series 1997,
                 5.750%, 10/01/36 (Alternative Minimum Tax)

    1,000,000   New York State Energy Research and Development Authority,
                 Solid Waste Disposal Revenue Bonds                               12/03 at 102             AAA              974,260
                 (New York State Electric and Gas Corporation Project),
                 1993 Series A, 5.700%, 12/01/28
                 (Alternative Minimum Tax)

    1,500,000   Suffolk County Industrial Development Agency,
                 1998 Industrial Development Revenue Bonds                         1/09 at 101             N/R            1,364,235
                 (Nissequogue Cogen Partners Facility), 5.500%,
                 1/01/23 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.0%

    1,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                         6/02 at 101 1/2             AAA            1,001,740
                 Fiscal 1993 Series A, 5.750%, 6/15/18

    2,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/07 at 101             AAA            1,838,240
                 Fiscal 1998 Series B, 5.250%, 6/15/29

    3,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/09 at 101             AAA            2,855,880
                 Fiscal 2000 Series A, 5.500%, 6/15/32 (WI)

    9,825,000   New York State Environmental Facilities Corporation,
                 State Water Pollution Control Revolving Fund                      6/00 at 102             Aa1           10,243,740
                 Revenue Bonds, Series 1990 A (New York City
                 Municipal Water Finance Authority Project),
                 7.500%, 6/15/12

      940,000   New York State Environmental Facilities Corporation,
                 State Water Pollution Control Revolving Fund                     11/04 at 102             AAA            1,041,830
                 Revenue Bonds, Series 1994 D (Pooled Loan Issue), 6.900%, 5/15/15
-----------------------------------------------------------------------------------------------------------------------------------
$ 378,465,000   Total Investments - (cost $333,723,770) - 97.2%                                                         333,382,500
=============
                Other Assets Less Liabilities - 2.8%                                                                      9,668,751
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $343,051,251
                ===================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
                            September 30, 1999
   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 8.3%

$   5,000,000   The Trust for Cultural Resources of the City of New York,
                 Revenue Bonds, Series 1999A (American                             7/09 at 101             AAA           $4,967,800
                 Museum of Natural History), 5.750%, 7/01/29

    2,260,000   New York City Industrial Development Agency, Civic Facility
                 Refunding and Equipment Revenue Bonds                             7/08 at 101             AAA            1,764,924
                 (1998 Lighthouse International Project), 4.500%, 7/01/33

    5,000,000   Dormitory Authority of the State of New York, New York
                 University Insured Revenue Bonds, Series                          7/01 at 102             AAA            5,190,450
                 1991, 6.000%, 7/01/15

    3,000,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Revenue Bonds,                     7/03 at 100             AAA            2,707,230
                 Series 1993F, 5.000%, 7/01/20

    4,000,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Third General                      1/08 at 102             AAA            3,597,400
                 Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27

    4,360,000   Dormitory Authority of the State of New York, Fordham
                 University Insured Revenue Bonds, Series                          7/08 at 101             AAA            3,833,094
                 1998, 5.000%, 7/01/28

    1,400,000   Dormitory Authority of the State of New York, State
                 University Educational Facilities Revenue                         5/08 at 100             AAA            1,182,832
                 Bonds, Series 1998A, 4.750%, 5/15/25

    3,500,000   Dormitory Authority of the State of New York, The
                 Culinary Institute of America Insured Revenue                     7/09 at 101             Aaa            3,134,145
                 Bonds, Series 1999, 5.000%, 7/01/22

    2,265,000   Dormitory Authority of the State of New York, Skidmore
                 College Insured Revenue Bonds, Series 1998,                       7/08 at 101             Aaa            1,991,275
                 5.000%, 7/01/28

    5,000,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Third General                      7/09 at 101             AAA            4,798,350
                 Resolution Revenue Bonds, 1999 Series 1, 5.500%, 7/01/29 (WI)


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.8%

    1,250,000   New York City Health and Hospitals Corporation,
                 Health System Bonds, 1993 Series A,                               2/03 at 102             AAA            1,239,800
                 5.750%, 2/15/22

    3,000,000   New York City Health and Hospitals Corporation,
                 Health System Bonds, 1999 Series A, 5.000%, 2/15/20               2/09 at 101             AAA            2,703,480

    1,000,000   Dormitory Authority of the State of New York, Maimonides
                 Medical Center, FHA-Insured Mortgage                              2/06 at 102             AAA              988,830
                 Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24

    3,135,000   Dormitory Authority of the State of New York,
                 Secured Hospital Insured Revenue Bonds (Southside             2/08 at 101 1/2             AAA            2,771,559
                 Hospital), Series 1998, 5.000%, 2/15/25

   10,000,000   Dormitory Authority of the State of New York, The
                 New York and Presbyterian Hospital, FHA-Insured                   2/08 at 101             AAA            8,652,100
                 Mortgage Hospital Revenue Bonds, Series 1998, 5.000%, 8/01/32

    5,000,000   Dormitory Authority of the State of New York, Highland
                 Hospital of Rochester, FHA-Insured Mortgage                       2/08 at 102             AAA            4,716,400
                 Hospital Revenue Bonds, Series 1997A, 5.400%, 8/01/27

    3,280,000   Dormitory Authority of the State of New York
                 (North Shore Health System Obligated Group), North               11/08 at 101             AAA            2,916,281
                 Shore University Hospital Revenue Bonds, Series 1998,
                 5.000%, 11/01/23

    3,070,000   Dormitory Authority of the State of New York, Montefiore
                 Medical Center, FHA-Insured Mortgage                              8/09 at 101             AAA            2,885,554
                 Hospital Revenue Bonds, Series 1999, 5.500%, 8/01/38

    8,000,000   Dormitory Authority of the State of New York (Catholic
                 Health Services of Long Island Obligated                          7/09 at 101             AAA            7,732,400
                 Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/22

   12,000,000   New York State Medical Care Facilities Finance Agency,
                 North Shore University Hospital, Mortgage                        11/00 at 102             AAA           12,660,840
                 Project Revenue Bonds, 1990 Series A, 7.200%, 11/01/20


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.2%

   10,000,000   New York City Housing Development Corporation,
                 Multi-Unit Mortgage Refunding Bonds (FHA-Insured                  6/01 at 102             AAA           10,588,300
                 Mortgage Loans), 1991 Series A, 7.350%, 6/01/19

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily (continued)

                New York State Housing Finance Agency, Housing
                Project Mortgage Revenue Bonds, 1996
                Series A Refunding:
$   1,970,000    6.100%, 11/01/15                                                  5/06 at 102             AAA           $2,048,544
    2,985,000    6.125%, 11/01/20                                                  5/06 at 102             AAA            3,098,729

      985,000   New York State Housing Finance Agency, Insured
                 Multifamily Mortgage Housing Revenue Bonds, 1994                  8/04 at 102             AAA            1,031,906
                 Series B, 6.250%, 8/15/14


-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.0%

    3,000,000   Castle Rest Residential Health Care Facility (Syracuse,
                 New York), FHA-Insured Mortgage Revenue                           8/09 at 100             AAA            2,916,450
                 Bonds, Series 1997A, 5.750%, 8/01/37 (Optional put 8/01/07)

    1,185,000   Village of East Rochester Housing Authority,
                 FHA-Insured Mortgage Revenue Bonds (St.                           8/07 at 102             AAA            1,150,955
                 John's Meadows Project), Series 1997A, 5.750%, 8/01/37


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.6%

    2,250,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series A, 7.250%, 3/15/19                         3/00 at 101 1/2             AAA            2,313,945

    2,520,000   State of New York, Various Purpose Bonds, 7.300%, 3/01/10          3/01 at 102             AAA            2,667,118

    1,500,000   Town of North Hempstead, Nassau County, New York,
                 General Obligation Refunding Serial Bonds, 1998                   3/08 at 101             Aaa            1,313,085
                 Series B, 4.750%, 3/01/18

      255,000   City of Port Jervis, Orange County,
                 Public Improvement Bonds, 5.625%, 3/15/24                         3/09 at 101             Aaa              254,926


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 9.0%

    6,500,000   Metropolitan Transportation Authority, Dedicated
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28                     4/08 at 101             AAA            5,439,460

   10,000,000   New York City Transitional Finance Authority,
                 Future Tax Secured Bonds, Fiscal 1998 Series B,                   5/08 at 101             AAA            8,002,100
                 4.500%, 11/15/27

    1,250,000   Dormitory Authority of the State of New York, Leake
                 and Watts Services, Inc., Insured Revenue                         7/04 at 102             AAA            1,268,200
                 Bonds, Series 1994, 6.000%, 7/01/23

    2,500,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    8/07 at 101             AAA            2,248,000
                 Bonds, Series 1997D, 5.125%, 8/15/27

    4,860,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    2/08 at 102             AAA            4,328,462
                 Bonds, Series 1998A, 5.000%, 2/15/23

    2,250,000   Dormitory Authority of the State of New York, Insured
                 Revenue Bonds (853 Schools Program, 1998 Issue                    7/08 at 101             AAA            2,030,198
                 2), Saint Anne Institute Insured Revenue Bonds,
                 Series 1998E, 5.000%, 7/01/18

    2,000,000   Dormitory Authority of the State of New York,
                 Mental Health Services Facilities Improvement                     2/09 at 101             AAA            1,712,020
                 Revenue Bonds, Series 1999C, 4.750%, 8/15/22

    2,250,000   New York State Environmental Facilities Corporation,
                 Riverbank State Park Special Obligation                           4/07 at 100             AAA            2,054,408
                 Refunding Revenue Bonds, 1996 Series, 5.125%, 4/01/22

       35,000   New York State Medical Care Facilities Finance
                 Agency, Mental Health Services Facilities                         2/05 at 102             AAA               35,235
                 Improvement Revenue Bonds, 1995 Series A, 6.000%, 2/15/25

      215,000   New York State Medical Care Facilities Finance
                 Agency, Mental Health Services Facilities                         2/02 at 102             AAA              220,465
                 Improvement Revenue Bonds, 1992 Series B, 6.250%, 8/15/18

       40,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 8/04 at 102             AAA               41,040
                 Improvement Revenue Bonds, 1994 Series E, 6.250%, 8/15/19

    2,080,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/04 at 102             AAA            1,928,368
                 Improvement Revenue Bonds, 1993 Series F
                 Refunding, 5.250%, 2/15/19

    1,530,000   Empire Development Corporation, New York State
                 Urban Development Corporation, Correctional                       1/06 at 102             AAA            1,447,105
                 Capital Facilities Revenue Bonds, Series 6, 5.375%, 1/01/25

    5,000,000   Triborough Bridge and Tunnel Authority, Special
                 Obligation Refunding Bonds, Series 1991B,                         1/01 at 102             AAA            5,228,750
                 6.875%, 1/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 9.9%

   10,180,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27           7/07 at 101             AAA            9,592,410

    2,625,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21           7/07 at 101             AAA            2,359,613

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Transportation (continued)

$   1,000,000   Niagara Frontier Transportation Authority (Buffalo
                 Niagara International Airport), Airport Revenue                   4/09 at 101             AAA           $  965,150
                 Bonds, Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

    9,000,000   The Port Authority of New York and New Jersey,
                 Consolidated Bonds, Seventy-Third Series,                         4/01 at 101             AAA            9,341,370
                 6.750%, 4/15/26 (Alternative Minimum Tax)

                Puerto Rico Ports Authority, Revenue Bonds, Series D:
    5,250,000    7.000%, 7/01/14 (Alternative Minimum Tax)                         7/01 at 102             AAA            5,550,825
   11,500,000    6.000%, 7/01/21 (Alternative Minimum Tax)                         7/01 at 100             AAA           11,659,735


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 39.9%

    5,500,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1992B,                           7/02 at 102             AAA            5,884,175
                 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

                County of Nassau, General Obligation Refunding Bonds:
    1,075,000    6.800%, 7/01/11 (Pre-refunded to 7/01/01)                         7/01 at 102             AAA            1,144,015
    1,065,000    6.800%, 7/01/12 (Pre-refunded to 7/01/01)                         7/01 at 102             AAA            1,133,373
    1,055,000    6.800%, 7/01/13 (Pre-refunded to 7/01/01)                         7/01 at 102             AAA            1,122,731
    1,045,000    6.800%, 7/01/14 (Pre-refunded to 7/01/01)                         7/01 at 102             AAA            1,112,089
    1,030,000    6.800%, 7/01/15 (Pre-refunded to 7/01/01)                         7/01 at 102             AAA            1,096,126

                The City of New York, General Obligation Bonds,
                Fiscal 1991 Series B:
    1,950,000    7.000%, 6/01/04 (Pre-refunded to 6/01/01)                     6/01 at 101 1/2             AAA            2,068,346
    1,550,000    7.000%, 6/01/04                                               6/01 at 101 1/2             AAA            1,642,132

                The City of New York, General Obligation Bonds,
                Fiscal 1990 Series I:
      950,000    7.250%, 8/15/14                                               2/00 at 101 1/2             AAA              976,410
    1,270,000    7.250%, 8/15/17                                               2/00 at 101 1/2             AAA            1,304,315

    3,030,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series A, 7.250%, 3/15/18                         3/00 at 101 1/2             AAA            3,119,627

                New York City Municipal Water Finance Authority,
                Water and Sewer System Revenue Bonds,
                Fiscal 1991 Series A:
    5,965,000    7.250%, 6/15/15 (Pre-refunded to 6/15/00)                     6/00 at 101 1/2             AAA            6,200,498
    1,200,000    7.500%, 6/15/19 (Pre-refunded to 6/15/00)                     6/00 at 101 1/2             AAA            1,249,452

   11,000,000   New York City Transit Authority, Transit Facilities
                 Revenue Bonds, Series 1990 (Livingston Plaza                      1/00 at 102             AAA           11,323,510
                 Project), 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

    1,150,000   Dormitory Authority of the State of New York, Judicial
                 Facilities Lease Revenue Bonds (Suffolk                           7/00 at 100             AAA            1,365,740
                 County Issue), Series 1986, 7.375%, 7/01/16

                Dormitory Authority of the State of New York, State
                University Educational Facilities Revenue
                Bonds, Series 1990C:
    5,380,000    7.000%, 5/15/18 (Pre-refunded to 5/15/00)                         5/00 at 102             AAA            5,595,415
    9,825,000    6.125%, 5/15/20 (Pre-refunded to 5/15/00)                         5/00 at 100             AAA            9,973,751

   10,000,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second General                     7/00 at 102             AAA           10,476,700
                 Resolution Revenue Bonds, Series 1990F, 7.500%,
                 7/01/20 (Pre-refunded to 7/01/00)

    1,000,000   Dormitory Authority of the State of New York,
                 Cooper Union Insured Revenue Bonds, Series 1990,                  7/01 at 102             AAA            1,070,900
                 7.200%, 7/01/20 (Pre-refunded to 7/01/01)

    2,540,000   Dormitory Authority of the State of New York, Fordham
                 University Insured Revenue Bonds, Series                          7/00 at 102             AAA            2,655,494
                 1990, 7.200%, 7/01/15 (Pre-refunded to 7/01/00)

    5,000,000   New York State Housing Finance Agency, State University
                 Construction Refunding Bonds, 1986 Series                        No Opt. Call             AAA            5,691,250
                 A, 7.900%, 11/01/06

    9,500,000   New York State Medical Care Facilities Finance Agency,
                 St. Luke's-Roosevelt Hospital Center,                             2/00 at 102             AAA            9,819,770
                 FHA-Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    2,500,000   New York State Medical Care Facilities Finance Agency,
                 Beth Israel Medical Center (Main Campus),                        11/00 at 102             AAA            2,646,400
                 Project Revenue Bonds, 1990 Series A, 7.500%,
                 11/01/10 (Pre-refunded to 11/01/00)

    8,625,000   New York State Medical Care Facilities Finance Agency,
                 The Mary Imogene Bassett Hospital Project                         5/01 at 102             AAA            9,182,348
                 Revenue Bonds, 1991 Series A, 7.125%, 11/01/20
                 (Pre-refunded to 5/01/01)

    3,140,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/05 at 102             AAA            3,392,330
                 Improvement Revenue Bonds, 1995 Series A, 6.000%,
                 2/15/25 (Pre-refunded to 2/15/05)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$   1,895,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities Improvement                     2/02 at 102             AAA           $2,014,385
                 Revenue Bonds, 1992 Series B, 6.250%, 8/15/18
                 (Pre-refunded to 2/15/02)

    1,960,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 8/04 at 102             AAA            2,142,162
                 Improvement Revenue Bonds, 1994 Series E, 6.250%,
                 8/15/19 (Pre-refunded to 8/15/04)

    6,000,000   New York State Medical Care Facilities Finance Agency,
                 New York Hospital, FHA-Insured Mortgage                           2/05 at 102             AAA            6,717,360
                 Revenue Bonds, 1994 Series A, 6.800%, 8/15/24
                 (Pre-refunded to 2/15/05)

    4,150,000   New York State Thruway Authority, General Revenue Bonds,
                 Series C, 6.000%, 1/01/25 (Pre-refunded                           1/05 at 102             AAA            4,484,407
                 to 1/01/05)

   15,000,000   New York State Urban Development Corporation,
                 Correctional Capital Facilities Revenue Bonds,                    1/00 at 102             AAA           15,441,150
                 Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

    9,635,000   Suffolk County Water Authority, Water System Revenue Bonds,
                  Series 1991, 7.000%, 6/01/16                                     6/00 at 102             AAA           10,034,082
                 (Pre-refunded to 6/01/00)

    6,580,000   Triborough Bridge and Tunnel Authority, General Purpose
                 Revenue Bonds, Series R, 7.375%, 1/01/16                      1/00 at 101 1/2             AAA            6,738,841
                 (Pre-refunded to 1/01/00)

    3,000,000   Triborough Bridge and Tunnel Authority, General Purpose
                 Revenue Bonds, Series S, 7.000%, 1/01/21                      1/01 at 101 1/2             AAA            3,149,760
                 (Pre-refunded to 1/01/01)

    2,500,000   Triborough Bridge and Tunnel Authority, General Purpose
                 Revenue Bonds, Series T, 7.000%, 1/01/20                          1/01 at 102             AAA            2,636,700
                 (Pre-refunded to 1/01/01)

    4,510,000   Triborough Bridge and Tunnel Authority, Mortgage
                 Recording Tax Special Obligation Bonds, Series                    1/00 at 101             AAA            4,593,751
                 1989 A, 7.125%, 1/01/19 (Pre-refunded to 1/01/00)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.5%

   10,075,000   Long Island Power Authority, Electric System General
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22                     6/08 at 101             AAA            9,185,881

    5,000,000   New York State Energy Research and Development
                 Authority, Electric Facilities Revenue Bonds,                     1/00 at 101              A+            5,088,400
                 Series 1991 A (Consolidated Edison Company of
                 New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

    2,500,000   New York State Energy Research and Development
                 Authority, Adjustable Rate Gas Facilities Revenue                 5/02 at 102             AAA            2,654,050
                 Bonds, Series 1989B (The Brooklyn Union Gas Company
                 Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

    2,250,000   New York State Energy Research and Development Authority,
                 Gas Facilities Revenue Bonds, Series C                            7/03 at 102             AAA            2,139,728
                 (The Brooklyn Union Gas Company Project), 5.600%, 6/01/25
                 (Alternative Minimum Tax)

    2,500,000   New York State Energy Research and Development Authority,
                 Pollution Control Revenue Bonds, Series                           5/02 at 102             AAA            2,632,700
                 1992B (Rochester Gas and Electric Corporation Projects),
                 6.500%, 5/15/32 (Alternative Minimum Tax)

    2,000,000   New York State Energy Research and Development
                 Authority, Facilities Revenue Bonds, Series 1992A                 1/01 at 101             AAA            2,064,680
                 (Consolidated Edison Company of New York, Inc.
                 Project), 6.750%, 1/15/27 (Alternative Minimum Tax)

    2,000,000   New York State Energy Research and Development
                 Authority, Facilities Revenue Bonds, Series 1992B                12/01 at 101             AAA            2,067,620
                 (Consolidated Edison Company of New York, Inc. Project),
                 6.375%, 12/01/27 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.1%

    2,115,000   Town of Clifton Park Water Authority, Water System
                 Revenue Bonds, Series 1993,                                      10/03 at 102             AAA            1,865,956
                 5.000%, 10/01/26

    6,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/08 at 101             AAA            5,067,840
                 Fiscal 1998 Series D, 4.750%, 6/15/25


   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Water and Sewer (continued)

$   5,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/09 at 101             AAA           $4,759,800
                 Fiscal 2000 Series A, 5.500%, 6/15/32 (WI)

    5,000,000   Suffolk County Water Authority, Water System
                 Revenue Bonds, Series 1994, 5.000%, 6/01/17                       6/03 at 102             AAA            4,568,800
-----------------------------------------------------------------------------------------------------------------------------------
$ 388,250,000   Total Investments - (cost $376,786,305) - 96.3%                                                         384,566,566
=============
                Other Assets Less Liabilities - 3.7%                                                                     14,780,659
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $399,347,225
                ===================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating. (WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
                            September 30, 1999

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 11.9%

$   1,000,000   Nassau County Industrial Development Agency,
                 Civic Facility Revenue and Refunding Bonds                        7/08 at 102             AAA           $  892,130
                 (Hofstra University Project), Series 1998, 5.000%, 7/01/23

    7,250,000   New York City Industrial Development Agency, Civic
                 Facility Revenue Bonds (Horace Mann School                        1/09 at 101             AAA            6,373,838
                 Project), 5.000%, 7/01/28

    6,000,000   Dormitory Authority of the State of New York,
                 St. John's University Insured Revenue                             7/01 at 102             AAA            6,392,700
                 Bonds, Series 1991, 6.875%, 7/01/11

   10,000,000   Dormitory Authority of the State of New York, New York
                 University Insured Revenue Bonds, Series                          7/01 at 102             AAA           10,380,900
                 1991, 6.000%, 7/01/15

    3,920,000   Dormitory Authority of the State of New York, Rensselaer
                 Polytechnic Institute Insured Revenue                             7/01 at 102             AAA            4,151,986
                 Bonds, Series 1991, 6.500%, 7/01/06

   12,875,000   Dormitory Authority of the State of New York, Mount Sinai
                 School of Medicine Insured Revenue                                7/01 at 102             AAA           13,603,983
                 Bonds, Series 1991, 6.750%, 7/01/15

    1,870,000   Dormitory Authority of the State of New York, Fordham
                 University Insured Revenue Bonds, Series                          7/00 at 102             AAA            1,946,838
                 1990, 7.200%, 7/01/15

    4,100,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Revenue Bonds,                     7/03 at 100             AAA            3,699,881
                 Series 1993F, 5.000%, 7/01/20

    4,000,000   Dormitory Authority of the State of New York, Fordham
                 University Insured Revenue Bonds, Series                          7/08 at 101             AAA            3,516,600
                 1998, 5.000%, 7/01/28

    8,440,000   Dormitory Authority of the State of New York, City University
                 System Consolidated Second General                                7/00 at 102             AAA            8,774,393
                 Resolution Revenue Bonds, Series 1990C, 7.000%, 7/01/14

    4,500,000   Dormitory Authority of the State of New York, Ithaca College
                 Insured Revenue Bonds, Series 1998,                               7/08 at 101             Aaa            4,045,050
                 5.000%, 7/01/21


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.8%

                Dormitory Authority of the State of New York, St. Vincent's
                Hospital and Medical Center of New York, FHA-Insured Mortgage
                Revenue Bonds, Series 1991:
    4,640,000    7.375%, 8/01/11                                                   8/01 at 102             AAA            4,945,358
    4,150,000    7.400%, 8/01/30                                                   8/01 at 102             AAA            4,397,672

    1,015,000   Dormitory Authority of the State of New York,
                 Maimonides Medical Center, FHA-Insured Mortgage                  No Opt. Call             AAA            1,043,704
                 Hospital Revenue Bonds, Series 1996B, 5.500%, 8/01/14

    9,250,000   Dormitory Authority of the State of New York,
                 The New York and Presbyterian Hospital, FHA-Insured               2/08 at 101             AAA            8,003,193
                 Mortgage Hospital Revenue Bonds, Series 1998, 5.000%, 8/01/32

    6,430,000   Dormitory Authority of the State of New York (Catholic
                 Health Services of Long Island Obligated                          7/09 at 101             AAA            6,189,775
                 Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/24

    5,500,000   New York State Medical Care Facilities Finance Agency,
                 St. Luke's-Roosevelt Hospital Center,                             2/00 at 102             AAA            5,671,105
                 FHA-Insured Mortgage Revenue Bonds,
                 1989 Series A, 7.375%, 2/15/19

   10,755,000   New York State Medical Care Facilities Finance Agency,
                 North Shore University Hospital Mortgage                         11/00 at 102             AAA           11,347,278
                 Project Revenue Bonds, 1990 Series A, 7.200%, 11/01/20


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.7%

    4,000,000   New York City Housing Development Corporation, Multi-Unit
                 Mortgage Refunding Bonds (FHA-Insured                             6/01 at 102             AAA            4,235,320
                 Mortgage Loans), 1991 Series A, 7.350%, 6/01/19

   15,000,000   New York City Housing Development Corporation, Multifamily
                 Housing Limited Obligation Bonds, Series                         10/99 at 105             AAA           15,783,450
                 1991A, Pass Through Certificates, 6.500%, 2/20/19

                New York State Finance Agency, Housing Project Mortgage
                Revenue Bonds, 1996 Series A Refunding:
      980,000    6.100%, 11/01/15                                                  5/06 at 102             AAA            1,019,073
    3,980,000    6.125%, 11/01/20                                                  5/06 at 102             AAA            4,131,638

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   5,000,000   New York State Urban Development Corporation,
                 Section 236 Revenue Bonds, Series 1992A,                          1/02 at 102             AAA           $5,313,450
                 6.750%, 1/01/26


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.6%

    1,500,000   State of New York Mortgage Agency, Homeowner
                 Mortgage Revenue Bonds, Series 43, 6.450%, 10/01/17               9/04 at 102             AAA            1,574,850

                State of New York Mortgage Agency, Homeowner
                 Mortgage Revenue Bonds, Series VV:
    3,610,000    7.375%, 10/01/11 (Alternative Minimum Tax)                       10/01 at 102             Aa2            3,760,934
      750,000    7.375%, 10/01/11 (Alternative Minimum Tax)                       10/01 at 102             AAA              782,805

    2,345,000   State of New York Mortgage Agency, Mortgage
                 Revenue Bonds, Eighth Series A, 6.875%, 4/01/17                  10/99 at 100             AAA            2,349,221


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.3%

    1,200,000   Town of Brookhaven, Suffolk County, Various Purposes
                 Serial Bonds, 1991 Series B,                                     10/02 at 102             AAA            1,282,272
                 6.400%, 10/01/11

                City of Buffalo, Refunding Serial Bonds of 1991:
      530,000    6.250%, 2/01/11                                                   2/01 at 101             AAA              547,691
      760,000    6.250%, 2/01/13                                                   2/01 at 101             AAA              784,472
      760,000    6.250%, 2/01/15                                                   2/01 at 101             AAA              784,472

                County of Erie, General Obligation Serial Bonds,
                Public Improvement Series 1999A:
      700,000    5.500%, 10/01/17 (WI)                                            10/09 at 101             AAA              685,909
      700,000    5.250%, 10/01/19 (WI)                                            10/09 at 101             AAA              659,519

       45,000   The City of New York, General Obligation Bonds, Fiscal 1992
                 Series C, Fixed Rate Bonds, Subseries C-1,                    8/02 at 101 1/2             AAA               47,592
                 6.250%, 8/01/10

       45,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, 6.625%, 8/01/14                         8/02 at 101 1/2             AAA               48,130

    3,100,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series A, 7.250%, 3/15/19                         3/00 at 101 1/2             AAA            3,188,102

    4,150,000   The City of New York, General Obligation Bonds,
                 Fiscal 1998 Series H, 5.125%, 8/01/25                             8/08 at 101             AAA            3,749,774

    5,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1999 Series I, 5.000%, 4/15/29                             4/09 at 101             AAA            4,389,800

    3,000,000   Town of North Hempstead, Nassau County, General
                 Obligation Refunding Serial Bonds, 1998                           3/08 at 101             Aaa            2,626,170
                 Series B, 4.750%, 3/01/18

    2,250,000   Commonwealth of Puerto Rico, Public Improvement Bonds,
                 Series 1998 (General Obligation Bonds),                           7/08 at 101             AAA            1,989,855
                 4.875% 7/01/23

    8,000,000   Commonwealth of Puerto Rico, Public Improvement Refunding
                 Bonds, Series 1998 (General Obligation                            7/08 at 101             AAA            6,600,240
                 Bonds), 4.500%, 7/01/23

                Rensselaer County, General Obligation Serial Bonds, Series 1991:
      960,000    6.700%, 2/15/16                                                  No Opt. Call             AAA            1,086,240
      960,000    6.700%, 2/15/17                                                  No Opt. Call             AAA            1,085,117
      960,000    6.700%, 2/15/18                                                  No Opt. Call             AAA            1,085,731
      960,000    6.700%, 2/15/19                                                  No Opt. Call             AAA            1,087,133
      960,000    6.700%, 2/15/20                                                  No Opt. Call             AAA            1,088,170
      747,000    6.700%, 2/15/21                                                  No Opt. Call             AAA              847,292


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.9%

    1,000,000   Battery Park City Authority, Senior Revenue Refunding Bonds,
                 Series 1993A, 5.250%, 11/01/17                                   11/03 at 102             AAA              940,430

    6,000,000   Metropolitan Transportation Authority, Dedicated Tax
                 Fund Bonds, Series 1998A, 4.750%, 4/01/28                         4/08 at 101             AAA            5,021,040

    5,875,000   New York City Transit Authority/Metropolitan Transportation
                 Authority/Triborough Bridge and Tunnel                            1/10 at 101             AAA            5,402,650
                 Authority, Certificates of Participation,
                 Series 1999A, 5.250%, 1/01/29

                New York City Transitional Finance Authority, Future
                Tax Secured Bonds, Fiscal 1998 Series A:
    5,000,000    5.000%, 8/15/27                                                   8/07 at 101              AA            4,397,050
    2,000,000    5.000%, 8/15/27                                                   8/07 at 101             AAA            1,761,300

    2,000,000   New York City Transitional Finance Authority, Future
                 Tax Secured Bonds, Fiscal 1998 Series B,                          5/08 at 101             AAA            1,600,420
                 4.500%, 11/15/27

    4,390,000   Dormitory Authority of the State of New York,
                 Municipal Health Facilities Improvement Program                   1/09 at 101             AAA            3,910,612
                 Lease Revenue Bonds (New York City Issue),
                 1998 Series 1, 5.000%, 1/15/23

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$     505,000   Dormitory Authority of the State of New York,
                 Judicial Facilities Lease Revenue Bonds (Suffolk            10/99 at 116 9/32            Baa1           $  577,937
                 County Issue), Series 1991A, 9.500%, 4/15/14

   13,275,000   Dormitory Authority of the State of New York,
                 Judicial Facilities Lease Revenue Bonds (Suffolk                  4/01 at 102             AAA           14,021,984
                 County Issue), Series 1991B, 7.000%, 4/15/16

    5,000,000   Dormitory Authority of the State of New York,
                 Leake and Watts Services, Inc., Insured Revenue                   7/04 at 102             AAA            5,072,800
                 Bonds, Series 1994, 6.000%, 7/01/23

    2,000,000   New York State Environmental Facilities Corporation,
                 Riverbank State Park Special Obligation                           4/07 at 100             AAA            1,826,140
                 Refunding Revenue Bonds, 1996 Series, 5.125%, 4/01/22

    2,010,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/00 at 102             AAA            2,055,346
                 Improvement Revenue Bonds, 1989 Series C, 7.375%, 8/15/19

       20,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/05 at 102             AAA               20,134
                 Improvement Revenue Bonds, 1995 Series A, 6.000%, 2/15/25

      365,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/02 at 102             AAA              374,278
                 Improvement Revenue Bonds, 1992 Series B, 6.250%, 8/15/18

    1,000,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 8/03 at 102             AAA              927,490
                 Improvement Revenue Bonds, 1993 Series D, 5.250%, 8/15/23

    4,000,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/02 at 100             AAA            3,873,720
                 Improvement Revenue Bonds, 1992 Series A, 5.500%, 8/15/21

    1,720,000   New York State Urban Development Corporation,
                 Youth Facilities Revenue Bonds, Series 1994,                      4/04 at 102             AAA            1,733,089
                 5.700%, 4/01/14

    6,400,000   Empire Development Corporation, New York State
                 Urban Development Corporation, Correctional                       1/06 at 102             AAA            6,053,248
                 Capital Facilities Revenue Bonds, Series 6, 5.375%, 1/01/25

   12,000,000   Triborough Bridge and Tunnel Authority, Special
                 Obligation Refunding Bonds, Series                                1/01 at 102             AAA           12,542,880
                 1991A, 6.625%, 1/01/17

                Triborough Bridge and Tunnel Authority, Special
                Obligation Refunding Bonds, Series 1991B:
   14,000,000    7.100%, 1/01/10                                                   1/01 at 102             AAA           14,724,920
    3,500,000    6.875%, 1/01/15                                                   1/01 at 102             AAA            3,660,125


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 8.2%

    5,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1997C,                           7/07 at 101             AAA            4,711,400
                 5.375%, 7/01/27

    8,450,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1997D,                           7/07 at 101             AAA            7,710,710
                 5.125%, 7/01/22

    3,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1998A,                           7/08 at 101             AAA            2,676,390
                 5.000%, 7/01/23

    5,000,000   Metropolitan Transportation Authority, Transit Facilities
                 Revenue Bonds, Series K, 6.250%, 7/01/11                      7/02 at 101 1/2             AAA            5,326,950

    7,900,000   Monroe County Airport Authority, Greater Rochester
                 International Airport Revenue Bonds, Series                       1/00 at 102             AAA            8,126,177
                 1989, 7.250%, 1/01/19 (Alternative Minimum Tax)

    3,575,000   New York City Industrial Development Agency, Amended
                 and Restated Industrial Development Revenue                      11/04 at 102             N/R            3,666,592
                 Bonds (1991 Japan Airlines Company, Ltd. Project),
                 6.000%, 11/01/15 (Alternative Minimum Tax)

    1,500,000   Niagara Frontier Transportation Authority (Buffalo
                 Niagara International Airport), Airport Revenue                   4/09 at 101             AAA            1,447,725
                 Bonds, Series 1999A, 5.625%, 4/01/29
                 (Alternative Minimum Tax)

   10,000,000   The Port Authority of New York and New Jersey,
                 Consolidated Bonds, Seventy-Sixth Series,                        11/01 at 101             AA-           10,392,400
                 6.500%, 11/01/26 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 27.0%

    5,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1992B,                           7/02 at 102             AAA            5,349,250
                 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

    1,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1996A,                           7/06 at 102             AAA            1,092,360
                 6.000%, 7/01/21 (Pre-refunded to 7/01/06)

    5,000,000   Nassau County Industrial Development Agency,
                 Civic Facility Revenue Bonds (Hofstra University                  8/01 at 102             AAA            5,326,350
                 Project), Series 1991, 6.750%, 8/01/11
                 (Pre-refunded to 8/01/01)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

$   4,955,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, Fixed Rate Bonds, Subseries             8/02 at 101 1/2             AAA           $5,285,944
                 C-1, 6.250%, 8/01/10 (Pre-refunded to 8/01/02)

    4,955,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, 6.625%, 8/01/14                         8/02 at 101 1/2             AAA            5,335,098
                 (Pre-refunded to 8/01/02)

    1,500,000   The City of New York, General Obligation Bonds,
                 Fiscal 1991 Series A, 7.250%, 3/15/18                         3/00 at 101 1/2             AAA            1,544,370

    3,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1990 Series B, 7.000%, 10/01/19                           10/99 at 100             AAA            3,040,950

    3,200,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                         6/00 at 101 1/2             AAA            3,331,872
                 Fiscal 1991 Series A, 7.500%, 6/15/19
                 (Pre-refunded to 6/15/00)

    5,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                         6/01 at 101 1/2             AAA            5,308,600
                 Fiscal 1991 Series C, 7.000%, 6/15/16
                 (Pre-refunded to 6/15/01)

    2,780,000   New York City Transit Authority, Transit Facilities
                 Revenue Bonds, Series 1990 (Livingston Plaza                      1/00 at 102             AAA            2,861,760
                 Project), 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

    5,000,000   The Trust for Cultural Resources of the City of New York,
                 Revenue Refunding Bonds, Series 1991A                             4/01 at 102             AAA            5,295,750
                 (The American Museum of Natural History),
                 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

    5,000,000   The Trust for Cultural Resources of the City of
                 New York, Revenue Refunding Bonds, Series 1991A                   1/02 at 102             AAA            5,349,250
                 (The Museum of Modern Art), 6.625%, 1/01/19
                 (Pre-refunded to 1/01/02)

                State of New York, Serial Bonds:
    4,055,000    6.750%, 8/01/08 (Pre-refunded to 8/01/01)                         8/01 at 102             AAA            4,319,670
    4,055,000    6.750%, 8/01/10 (Pre-refunded to 8/01/01)                         8/01 at 102             AAA            4,319,670

    5,000,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue                   5/00 at 102             AAA            5,207,850
                 Bonds, Series 1989B, 7.250%, 5/15/15
                 (Pre-refunded to 5/15/00)

    5,000,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue                   5/02 at 102             AAA            5,399,850
                 Bonds, Series 1991A, 6.750%, 5/15/21 (Pre-refunded to 5/15/02)

    1,000,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue                   5/00 at 102             AAA            1,040,040
                 Bonds, Series 1990C, 7.000%, 5/15/18 (Pre-refunded to 5/15/00)

   10,930,000   Dormitory Authority of the State of New York, Ithaca
                 College Insured Revenue Bonds, Series 1991,                       7/01 at 102             AAA           11,531,041
                 6.250%, 7/01/21 (Pre-refunded to 7/01/01)

   10,380,000   Dormitory Authority of the State of New York,
                 Fordham University Insured Revenue Bonds, Series                  7/00 at 102             AAA           10,851,979
                 1990, 7.200%, 7/01/15 (Pre-refunded to 7/01/00)

    3,560,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second General                     7/00 at 102             AAA            3,716,640
                 Resolution Revenue Bonds, Series 1990C,
                 7.000%, 7/01/14 (Pre-refunded to 7/01/00)

    8,945,000   New York State Medical Care Facilities Finance
                 Agency, St. Luke's-Roosevelt Hospital Center,                     2/00 at 102             AAA            9,246,089
                 FHA-Insured Mortgage Revenue Bonds, 1989
                 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    2,230,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/05 at 102             AAA            2,409,203
                 Improvement Revenue Bonds, 1995 Series A, 6.000%,
                 2/15/25 (Pre-refunded to 2/15/05)

    5,260,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities Improvement                     2/02 at 102             AAA            5,591,380
                 Revenue Bonds, 1992 Series B, 6.250%, 8/15/18
                 (Pre-refunded to 2/15/02)

    5,000,000   New York State Medical Care Facilities Finance Agency,
                 New York Hospital, FHA-Insured Mortgage                           2/05 at 102             AAA            5,597,800
                 Revenue Bonds, 1994 Series A, 6.800%, 8/15/24
                 (Pre-refunded to 2/15/05)

                County of Suffolk, New York, Public Improvement Bonds, 1991 Series A:
      790,000    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              840,821
      745,000    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              792,926
      720,000    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              766,318
      730,000    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              776,961
      735,000    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              782,283
      250,000    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              266,083
      245,000    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              260,761
      245,000    6.500%, 10/01/18 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              260,761
      240,000    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              255,439

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

                County of Suffolk, New York, Public Improvement Bonds,
                1991 Series B:
$     265,000    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA           $  282,047
      265,000    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              282,047
      270,000    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              287,369
      275,000    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              292,691
      280,000    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              298,012
      275,000    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              292,691
      280,000    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              298,012
      285,000    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                      10/01 at 102             AAA              303,334

   17,945,000   Triborough Bridge and Tunnel Authority, General Purpose
                 Revenue Bonds, Series T, 7.000%, 1/01/20                          1/01 at 102             AAA           18,926,233
                 (Pre-refunded to 1/01/01)

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.5%

    4,000,000   Long Island Power Authority, Electric System
                 General Revenue Bonds, Series 1998A,                              6/08 at 101             AAA            3,687,800
                 5.250%, 12/01/26

   14,000,000   New York State Energy Research and Development
                 Authority, Electric Facilities Revenue Bonds,                     1/00 at 101              A+           14,247,520
                 Series 1991 A (Consolidated Edison Company of
                 New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)

   11,000,000   New York State Energy Research and Development
                 Authority, Adjustable Rate Gas Facilities                         5/02 at 102             AAA           11,677,820
                 Revenue Bonds, Series 1989B (The Brooklyn Union
                 Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)

    1,000,000   New York State Energy Research and Development Authority,
                 Adjustable Rate Pollution Control Revenue                         7/05 at 102             AAA            1,012,470
                 Bonds (New York State Electric and Gas Corporation
                 Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)

    3,000,000   New York State Energy Research and Development
                 Authority, Pollution Control Refunding Revenue                   10/01 at 102             AAA            3,156,570
                 Bonds (Niagara Mohawk Power Corporation Project),
                 Series 1991A, 6.625%, 10/01/13

    2,500,000   New York State Energy Research and Development
                 Authority, Facilities Revenue Bonds, Series 1992A                 1/01 at 101             AAA            2,580,850
                 (Consolidated Edison Company of New York, Inc.
                 Project), 6.750%, 1/15/27 (Alternative Minimum Tax)

    3,500,000   New York State Energy Research and Development
                 Authority, Facilities Revenue Bonds, Series 1992B                12/01 at 101             AAA            3,618,331
                 (Consolidated Edison Company of New York, Inc. Project),
                 6.375%, 12/01/27 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.0%

    1,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/08 at 101             AAA              844,640
                 Fiscal 1998 Series D, 4.750%, 6/15/25

    9,250,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/09 at 101             AAA            8,805,630
                 Fiscal 2000 Series A, 5.500%, 6/15/32 (WI)

    5,000,000   New York State Environmental Facilities Corporation,
                 State Water Pollution Control Revolving Fund                      9/00 at 102             AAA            5,241,000
                 Revenue Bonds, Series 1991 B (Pooled Loan Issue),
                 7.100%, 9/15/11

    1,300,000   New York State Environmental Facilities Corporation,
                 Water Facilities Revenue Bonds, Series 1992                       6/02 at 102             AAA            1,362,803
                 (The New Rochelle Water Company Project),
                 6.400%, 12/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$ 507,327,000   Total Investments - (cost $497,310,754) - 95.9%                                                         513,399,732
=============
                Other Assets Less Liabilities - 4.1%                                                                     21,882,702
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $535,282,434
                ===================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    (WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
                            September 30, 1999

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 15.5%

$   3,130,000   County of Monroe Industrial Development Agency, 1986 Industrial   12/99 at 103             AAA           $3,238,830
                 Development Revenue Bonds (Wilmur Associates Facility),
                 Eastman Place Remarketing,
                 7.250%, 12/01/16 (Alternative Minimum Tax)

    6,350,000   Nassau County Industrial Development Agency, Civic Facility
                 Revenue and Refunding Bonds                                       7/08 at 102             AAA            5,665,026
                 (Hofstra University Project), Series 1998, 5.000%, 7/01/23

    5,000,000   The Trust for Cultural Resources of the City of New York,
                 Revenue Bonds, Series 1996 (The New York                          7/06 at 101             AAA            5,001,050
                 Botanical Garden), 5.800%, 7/01/26

    7,250,000   The Trust for Cultural Resources of the City of
                 New York, Revenue Refunding Bonds,                                1/07 at 102             AAA            7,041,563
                 Series 1996A (The Museum of Modern Art), 5.500%, 1/01/21

   14,500,000   The Trust for Cultural Resources of the City of New York,
                 Revenue Bonds, Series 1997A (American                             4/07 at 101             AAA           14,291,055
                 Museum of Natural History), 5.650%, 4/01/27

    4,775,000   New York City Industrial Development Agency,
                 Civic Facility Revenue Bonds (Trinity Episcopal School            6/07 at 102             AAA            4,399,255
                 Corporation Project), 5.250%, 6/15/27

    1,000,000   Dormitory Authority of the State of New York, State
                 University Educational Facilities Revenue                         5/00 at 102             AAA            1,036,570
                 Bonds, Series 1990B, 7.000%, 5/15/16

    1,000,000   Dormitory Authority of the State of New York, Mount
                 Sinai School of Medicine Insured Revenue                          7/01 at 102             AAA            1,056,620
                 Bonds, Series 1991, 6.750%, 7/01/15

    7,515,000   Dormitory Authority of the State of New York, Marist
                 College Insured Revenue Bonds, Series 1992,                       7/02 at 102             AAA            7,596,012
                 6.000%, 7/01/22

    1,000,000   Dormitory Authority of the State of New York, Fordham
                 University Insured Revenue Bonds, Series                          7/04 at 102             AAA              967,110
                 1994, 5.500%, 7/01/23

    1,000,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second General                    No Opt. Call             AAA            1,023,620
                 Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/18

    1,970,000   Dormitory Authority of the State of New York, University
                 of Rochester, Strong Memorial Hospital                            7/04 at 102             AAA            1,991,079
                 Revenue Bonds, Series 1994, 5.900%, 7/01/17

    1,240,000   Dormitory Authority of the State of New York, Sarah
                 Lawrence College Revenue Bonds, Series 1995,                      7/05 at 102             AAA            1,256,331
                 6.000%, 7/01/24

    8,500,000   Dormitory Authority of the State of New York, Ithaca
                 College Insured Revenue Bonds, Series 1997,                       7/07 at 102             AAA            7,840,740
                 5.250%, 7/01/26

    1,250,000   Dormitory Authority of the State of New York, St.
                 John's University Insured Revenue Bonds,                          7/06 at 102             AAA            1,249,200
                 Series 1996, 5.600%, 7/01/16

    4,625,000   Dormitory Authority of the State of New York, Barnard
                 College Insured Revenue Bonds, Series 1996,                       7/07 at 101             AAA            4,266,285
                 5.250%, 7/01/26

    7,000,000   Dormitory Authority of the State of New York, Fordham
                 University Insured Revenue Bonds,                                 7/08 at 101             AAA            6,154,050
                 Series 1998, 5.000%, 7/01/28

    2,000,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Third General                      7/08 at 102             AAA            1,765,220
                 Resolution Revenue Bonds, 1998 Series 1, 5.000%, 7/01/26

    5,750,000   Dormitory Authority of the State of New York, State
                 University Educational Facilities Revenue                         5/08 at 100             AAA            4,858,060
                 Bonds, Series 1998A, 4.750%, 5/15/25

    3,835,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second General                     7/00 at 102             AAA            3,986,943
                 Resolution Revenue Bonds, Series 1990C, 7.000%, 7/01/14


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 4.5%

    5,000,000   Dormitory Authority of the State of New York (North
                 Shore Health System Obligated Group), North                      11/08 at 101             AAA            4,445,550
                 Shore University Hospital at Forest Hills Revenue
                 Bonds, Series 1998, 5.000%, 11/01/23

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   9,000,000   Dormitory Authority of the State of New York
                 (Catholic Health Services of Long Island Obligated                7/09 at 101             AAA           $8,663,760
                 Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/24

    5,350,000   New York State Medical Care Facilities Finance Agency,
                 Sisters of Charity Hospital of Buffalo,                          11/01 at 102             AAA            5,640,773
                 Project Revenue Bonds, 1991 Series A, 6.625%, 11/01/18

    1,000,000   New York State Medical Care Facilities Finance Agency,
                 St. Mary's Hospital (Rochester), Mortgage                        11/03 at 102             AAA            1,061,480
                 Project Revenue Bonds, 1994 Series A Refunding,
                 6.200%, 11/01/14

    3,000,000   New York State Medical Care Facilities Finance Agency,
                 Montefiore Medical Center, FHA-Insured                            2/05 at 102             AAA            2,962,320
                 Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/25

    1,915,000   New York State Medical Care Facilities Finance Agency,
                 Health Center Projects Revenue Bonds                             11/05 at 102             AAA            2,022,183
                 (Secured Mortgage Program), 1995 Series A, 6.375%, 11/15/19


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.6%

   12,475,000   New York City Housing Development Corporation, Multifamily
                 Housing Limited Obligation Bonds, Series                         10/99 at 105             AAA           13,126,569
                 1991A, Pass Through Certificates, 6.500%, 2/20/19

    1,690,000   New York State Housing Finance Agency, Housing
                 Project Mortgage Revenue Bonds, 1996 Series A                     5/06 at 102             AAA            1,754,389
                 Refunding, 6.125%, 11/01/20

    1,575,000   New York State Housing Finance Agency, Insured
                 Multifamily Mortgage Housing Revenue Bonds, 1994                  8/04 at 102             AAA            1,650,002
                 Series B, 6.250%, 8/15/14

                New York State Urban Development Corporation,
                 Section 236 Revenue Bonds, Series 1992A:
    5,515,000    6.700%, 1/01/12                                                   1/02 at 102             AAA            5,854,945
   17,995,000    6.750%, 1/01/26                                                   1/02 at 102             AAA           19,123,107


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 0.5%

    2,000,000   State of New York Mortgage Agency, Homeowner Mortgage
                 Revenue Bonds, Series 33, 5.400%, 10/01/17                        3/04 at 102             AAA            1,930,820

      985,000   State of New York Mortgage Agency, Homeowner Mortgage
                 Revenue Bonds, Series VV, 7.250%, 10/01/07                       10/01 at 102             AAA            1,025,218
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.1%

    4,450,000   Castle Rest Residential Health Care Facility (Syracuse,
                 New York), FHA-Insured Mortgage Revenue                           8/09 at 100             AAA            4,326,068
                 Bonds, Series 1997A, 5.750%, 8/01/37 (Optional put 8/01/07)

    2,000,000   Dormitory Authority of the State of New York, United
                 Cerebral Palsy of New York City, Inc., Insured                    7/06 at 102             AAA            1,930,380
                 Revenue Bonds, Series 1996, 5.500%, 7/01/24


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.7%

    1,000,000   County of Erie, General Obligation Bonds, 1995 Series B,
                 5.625%, 6/15/20                                               6/05 at 101 1/2             AAA              987,860

      200,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, Subseries C-1,                          8/02 at 101 1/2             AAA              212,686
                  6.625% 8/01/15

      235,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series H, 7.100%, 2/01/10                         2/02 at 101 1/2             AAA              251,309

    7,000,000   Commonwealth of Puerto Rico, Public Improvement
                 Refunding Bonds, Series 1998 (General Obligation                  7/08 at 101             AAA            5,775,210
                 Bonds), 4.500%, 7/01/23

      525,000   City of Yonkers, General Obligation Serial Bonds,
                 1992 Series A, 6.500%, 2/15/07                                    2/02 at 102             AAA              561,383

    1,390,000   City of Yonkers, General Obligation Serial Bonds,
                 1992 Series B, 6.500%, 2/15/07                                    2/02 at 102             AAA            1,486,327


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 15.0%

   15,000,000   Metropolitan Transportation Authority, Transit
                 Facilities 1987 Service Contract Bonds, Series 5,                 7/01 at 102             AAA           15,786,750
                 6.500%, 7/01/16

    3,000,000   New York City Transitional Finance Authority,
                 Future Tax Secured Bonds, Fiscal 1998                             8/07 at 101             AAA            2,641,950
                 Series A, 5.000%, 8/15/27

    3,000,000   New York City Transitional Finance Authority,
                 Future Tax Secured Bonds, Fiscal 1998 Series B,                   5/08 at 101             AAA            2,400,630
                 4.500%, 11/15/27

    6,000,000   Dormitory Authority of the State of New York,
                 Municipal Health Facilities Improvement Program                   1/09 at 101             AAA            5,344,800
                 Lease Revenue Bonds (New York City Issue),
                 1998 Series 1, 5.000%, 1/15/23

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   5,375,000   Dormitory Authority of the State of New York,
                 Leake and Watts Services, Inc., Insured Revenue                   7/04 at 102             AAA           $5,453,260
                 Bonds, Series 1994, 6.000%, 7/01/23

    2,200,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    2/06 at 102             AAA            2,013,814
                 Bonds, Series 1996B, 5.125%, 8/15/21

    8,000,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    8/08 at 101             AAA            7,143,760
                 Bonds, Series 1998D, 5.000%, 2/15/23

    3,340,000   Dormitory Authority of the State of New York, Insured
                 Revenue Bonds (853 Schools Program,                               7/09 at 101             AAA            3,248,350
                 1999 Issue 1), Harmony Heights School,
                 Series 1999C, 5.500%, 7/01/18

    5,500,000   New York Local Government Assistance Corporation,
                 Series 1993 B, Refunding Bonds, 5.000%, 4/01/23                   4/04 at 100             AAA            4,910,180

                New York State Medical Care Facilities Finance Agency,
                Mental Health Services Facilities
                Improvement Revenue Bonds, 1992 Series A:
      120,000    6.375%, 8/15/10                                                   2/02 at 102             AAA              127,026
      155,000    6.375%, 8/15/17                                                   2/02 at 102             AAA              162,634

    5,250,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities                                 2/04 at 102             AAA            4,867,275
                 Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.250%, 2/15/19

    3,000,000   New York State Urban Development Corporation,
                 Youth Facilities Revenue Bonds, Series 1994,                      4/04 at 102             AAA            3,022,830
                 5.700%, 4/01/14

   24,000,000   Triborough Bridge and Tunnel Authority, Special
                 Obligation Refunding Bonds, Series 1991B,                         1/01 at 102             AAA           25,098,000
                 6.875%, 1/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 11.9%

    3,000,000   Buffalo and Fort Erie Public Bridge Authority,
                 Toll Bridge System Revenue Bonds, Series 1995,                    1/05 at 101             AAA            2,970,120
                 5.750%, 1/01/25

    3,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1996A,                           7/06 at 102             AAA            3,029,130
                 6.000%, 7/01/16

   10,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1997C,                           7/07 at 101             AAA            9,422,800
                 5.375%, 7/01/27

                Metropolitan Transportation Authority, Transit
                  Facilities Revenue Bonds, Series 1998B:
   10,000,000    4.875%, 7/01/18                                                   7/08 at 101             AAA            8,840,500
    5,500,000    4.750%, 7/01/26                                                   7/08 at 101             AAA            4,624,620

    3,500,000   Monroe County Airport Authority, Greater Rochester
                 International Airport Revenue Bonds, Series                       1/00 at 102             AAA            3,600,205
                 1989, 7.250%, 1/01/19 (Alternative Minimum Tax)

    1,985,000   New York City Industrial Development Agency, Amended
                 and Restated Industrial Development Revenue                      11/04 at 102             N/R            2,035,856
                 Bonds (1991 Japan Airlines Company, Ltd. Project),
                 6.000%, 11/01/15 (Alternative Minimum Tax)

    1,000,000   Niagara Frontier Transportation Authority (Greater
                 Buffalo International Airport), Airport Revenue                   4/04 at 102             AAA            1,027,080
                 Bonds, Series 1994A, 6.250%, 4/01/24 (Alternative Minimum Tax)

    1,500,000   Niagara Frontier Transportation Authority (Buffalo
                 Niagara International Airport), Airport Revenue                   4/09 at 101             AAA            1,447,725
                 Bonds, Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

    5,000,000   The Port Authority of New York and New Jersey,
                 Consolidated Bonds, Seventy-First Series,                         1/01 at 101             AAA            5,187,750
                 6.500% 1/15/26

   10,000,000   The Port Authority of New York and New Jersey,
                 Consolidated Bonds, Seventy-Sixth Series,                        11/01 at 101             AAA           10,428,400
                 6.500%, 11/01/26 (Alternative Minimum Tax)

    5,000,000   The Port Authority of New York and New Jersey,
                 Consolidated Bonds, Seventy-First Series,                         1/01 at 101             AAA            5,187,750
                 6.500%, 1/15/26

    7,000,000   Triborough Bridge and Tunnel Authority, General
                 Purpose Revenue Bonds, Series X, 6.500%, 1/01/19              1/02 at 101 1/2             AAA            7,347,270


-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 31.2%

    1,980,000   Town of Clifton Park Water Authority, Water System
                 Revenue Bonds, 1991 Series A,                                    10/02 at 102             AAA            2,133,509
                 6.375%, 10/01/26 (Pre-refunded to 10/01/02)

   24,155,000   Metropolitan Transportation Authority, Transit Facilities
                 Revenue Bonds, Series J, 6.500%, 7/01/18                          7/02 at 102             AAA           25,997,543
                 (Pre-refunded to 7/01/02)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed (continued)

                County of Nassau, General Obligation Serial Bonds:
$   1,410,000    6.100%, 11/15/07 (Pre-refunded to 11/15/01)                      11/01 at 103             AAA           $1,505,640
    1,260,000    6.375%, 11/15/09 (Pre-refunded to 11/15/01)                      11/01 at 103             AAA            1,352,446
    1,495,000    6.100%, 11/15/09 (Pre-refunded to 11/15/01)                      11/01 at 103             AAA            1,596,406
    1,285,000    6.375%, 11/15/10 (Pre-refunded to 11/15/01)                      11/01 at 103             AAA            1,379,280
    1,000,000    6.100%, 11/15/10 (Pre-refunded to 11/15/01)                      11/01 at 103             AAA            1,067,830

   19,800,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, Subseries C-1,                          8/02 at 101 1/2             AAA           21,318,858
                 6.625%, 8/01/15 (Pre-refunded to 8/01/02)

    2,265,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series H, 7.100%, 2/01/10                         2/02 at 101 1/2             AAA            2,440,107
                 (Pre-refunded to 2/01/02)

    1,090,000   New York City Municipal Water Finance Authority,
                 Water and Sewer Revenue Bonds, Fiscal                             6/01 at 101             AAA            1,147,737
                 1992 Series A, 6.750%, 6/15/16 (Pre-refunded to 6/15/01)

    3,520,000   Dormitory Authority of the State of New York,
                 Judicial Facilities Lease Revenue Bonds (Suffolk                 No Opt. Call             AAA            4,197,248
                 County Issue), Series 1986, 7.375%, 7/01/16

    3,000,000   Dormitory Authority of the State of New York, State
                 University Educational Facilities Revenue                         5/02 at 102             AAA            3,239,910
                 Bonds, Series 1991A, 6.750%, 5/15/21 (Pre-refunded to 5/15/02)

   10,000,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue                   5/00 at 102             AAA           10,400,400
                 Bonds, Series 1990C, 7.000%, 5/15/18 (Pre-refunded to 5/15/00)

    6,450,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second General                     7/00 at 102             AAA            6,757,472
                 Resolution Revenue Bonds, Series 1990F,
                 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

    7,250,000   Dormitory Authority of the State of New York, The
                 New York Public Library Insured Revenue Bonds,                    7/02 at 102             AAA            7,686,523
                 Series 1992A, 5.875%, 7/01/22 (Pre-refunded to 7/01/02)

                Dormitory Authority of the State of New York, Hamilton
                College Insured Revenue Bonds, Series 1991:
    2,000,000    6.500%, 7/01/11 (Pre-refunded to 7/01/01)                         7/01 at 102             AAA            2,118,360
    7,750,000    6.500%, 7/01/21 (Pre-refunded to 7/01/01)                         7/01 at 102             AAA            8,208,645

    3,700,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Third General                      7/04 at 102         BBB+***            4,040,881
                 Resolution Revenue Bonds, Series 1, 6.300%,
                 7/01/24 (Pre-refunded to 7/01/04)

    1,620,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second General                     7/00 at 102             AAA            1,691,280
                 Resolution Revenue Bonds, Series 1990C,
                 7.000%, 7/01/14 (Pre-refunded to 7/01/00)

    1,030,000   New York State Medical Care Facilities Finance
                 Agency, St. Luke's-Roosevelt Hospital Center,                     2/00 at 102             AAA            1,064,670
                 FHA-Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    1,500,000   New York State Medical Care Facilities Finance Agency,
                 Hospital and Nursing Home, FHA-Insured                            8/02 at 102           AA***            1,613,220
                 Mortgage Revenue Bonds, 1992 Series A,
                 6.700%, 8/15/23 (Pre-refunded to 8/15/02)

    7,380,000   New York State Medical Care Facilities Finance
                 Agency, Mental Health Services Facilities Improvement             2/02 at 102             AAA            7,865,604
                 Revenue Bonds, 1992 Series A, 6.375%, 8/15/10
                  (Pre-refunded to 2/15/02)

   15,520,000   New York State Medical Care Facilities Finance Agency,
                 Mental Health Services Facilities Improvement                     2/02 at 102             AAA           16,530,197
                 Revenue Bonds, 1992 Series A, 6.375%, 8/15/17
                 (Pre-refunded to 2/15/02)

    4,825,000   Power Authority of the State of New York, General
                 Purpose Bonds, Series Z, 6.500%, 1/01/19                          1/02 at 102             AAA            5,149,192
                 (Pre-refunded to 1/01/02)

    5,000,000   Power Authority of the State of New York, General
                 Purpose Bonds, Series Y, 6.000%, 1/01/20                          1/01 at 100             AAA            5,117,850
                 (Pre-refunded to 1/01/01)

    4,000,000   New York State Thruway Authority, General Revenue Bonds,
                 Series A, 5.750%, 1/01/19 (Pre-refunded                           1/02 at 102             AAA            4,204,960
                 to 1/01/02)

    3,100,000   New York State Urban Development Corporation,
                 Correctional Capital Facilities Revenue Bonds,                    1/00 at 102             AAA            3,191,171
                 Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

    4,700,000   Niagara Falls Bridge Commission, Toll Bridge System
                 Revenue Bonds, Series 1992, 6.125%, 10/01/19                     10/02 at 102             AAA            5,031,585
                 (Pre-refunded to 10/01/02)

    2,500,000   Triborough Bridge and Tunnel Authority, General Purpose
                 Revenue Bonds, Series S, 7.000%, 1/01/21                      1/01 at 101 1/2             AAA            2,624,800
                 (Pre-refunded to 1/01/01)

    3,000,000   Triborough Bridge and Tunnel Authority, General Purpose
                 Revenue Bonds, Series T, 7.000%, 1/01/20                          1/01 at 102             AAA            3,164,040
                 (Pre-refunded to 1/01/01)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   5,800,000   Triborough Bridge and Tunnel Authority, General
                 Purpose Revenue Bonds, Series W,                              1/02 at 101 1/2             AAA           $6,194,110
                 6.750%, 1/01/22 (Pre-refunded to 1/01/02)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.8%

    1,650,000   Islip Resource Recovery Agency, Resource Recovery
                 System Revenue Bonds (1985 Facility), Series B,                  No Opt. Call             AAA            1,919,462
                 7.250%, 7/01/11 (Alternative Minimum Tax)

    6,000,000   New York State Energy Research and Development
                 Authority, Adjustable Rate Gas Facilities Revenue                 5/02 at 102             AAA            6,368,040
                 Bonds, Series 1989A (The Brooklyn Union Gas Company
                 Project), 6.750%, 2/01/24 (Alternative
                 Minimum Tax)

    1,500,000   New York State Energy Research and Development
                 Authority, Gas Facilities Revenue Bonds, Series C                 7/03 at 102             AAA            1,426,481
                 (The Brooklyn Union Gas Company Project),
                 5.600%, 6/01/25 (Alternative Minimum Tax)

   12,000,000   New York State Energy Research and Development
                 Authority, Pollution Control Revenue Bonds, Series                5/02 at 102             AAA           12,636,960
                 1992B (Rochester Gas and Electric Corporation
                 Projects), 6.500%, 5/15/32 (Alternative Minimum Tax)

    9,000,000   New York State Energy Research and Development
                 Authority, Facilities Revenue Bonds, Series 1992B                12/01 at 101             AAA            9,304,290
                 (Consolidated Edison Company of New York, Inc. Project),
                 6.375%, 12/01/27 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.0%

                New York City Municipal Water Finance Authority,
                Water and Sewer System Revenue Bonds,
                Fiscal 1992 Series A:
    3,410,000    6.750%, 6/15/16                                                   6/01 at 101             AAA            3,565,632
    5,000,000    6.750%, 6/15/16                                                   6/01 at 101             AAA            5,228,200
    9,770,000    6.250%, 6/15/21                                                   6/01 at 100             AAA           10,037,893

    2,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/09 at 101             AAA            1,903,920
                 Fiscal 2000 Series A, 5.500%, 6/15/32 (WI)

    1,000,000   Western Nassau County Water Authority, System
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26                       5/06 at 102             AAA              980,400
-----------------------------------------------------------------------------------------------------------------------------------
$ 534,130,000   Total Investments - (cost $525,692,620) - 98.8%                                                         540,250,175
=============
                Other Assets Less Liabilities - 1.2%                                                                      6,681,466
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 546,931,641
                ===================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
                            September 30, 1999
   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 21.3%

$   2,000,000   County of Monroe Industrial Development Agency,
                 Civic Facility Revenue Bonds (Nazareth                            6/05 at 102             AAA           $2,026,140
                 College of Rochester Project), Series 1995, 6.000%, 6/01/20

    5,460,000   The Trust for Cultural Resources of the City of New York,
                 Revenue Bonds, Series 1996 (The New York                          7/06 at 101             AAA            5,461,147
                 Botanical Garden), 5.800%, 7/01/26

    1,250,000   The Trust for Cultural Resources of the City of New York,
                 Revenue Refunding Bonds, Series 1996A                             1/07 at 102             AAA            1,214,063
                 (The Museum of Modern Art), 5.500%, 1/01/21

    5,000,000   The Trust for Cultural Resources of the City of New York,
                 Revenue Bonds, Series 1997A (American                             4/07 at 101             AAA            4,934,200
                 Museum of Natural History), 5.650%, 4/01/22

    1,000,000   New York City Industrial Development Agency, Civic
                 Facility Revenue Bonds (USTA National Tennis                     11/04 at 102             AAA            1,071,780
                 Center Incorporated Project), 6.375%, 11/15/14

    2,000,000   Dormitory Authority of the State of New York, Lease
                 Revenue Bonds (State University Dormitory                         7/09 at 101             AAA            1,919,340
                 Facilities Issue), Series 1999C, 5.500%, 7/01/29

    2,000,000   Dormitory Authority of the State of New York, New York
                 University Insured Revenue Bonds, Series                          7/01 at 102             AAA            2,076,180
                 1991, 6.000%, 7/01/15

    2,000,000   Dormitory Authority of the State of New York, City University
                 System Consolidated Second General                               No Opt. Call             AAA            2,047,240
                 Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/18

    1,000,000   Dormitory Authority of the State of New York, University
                 of Rochester, Strong Memorial Hospital                            7/04 at 102             AAA              968,490
                 Revenue Bonds, Series 1994, 5.500%, 7/01/21

    2,450,000   Dormitory Authority of the State of New York, Mount
                 Sinai School of Medicine Insured Revenue                          7/04 at 102             AAA            2,196,744
                 Bonds, Series 1994A, 5.000%, 7/01/21

    3,000,000   Dormitory Authority of the State of New York, New
                 School for Social Research Insured Revenue                        7/07 at 102             AAA            2,965,380
                 Bonds, Series 1997, 5.750%, 7/01/26

    2,000,000   Dormitory Authority of the State of New York, St. John's
                 University Insured Revenue Bonds, Series                          7/06 at 102             AAA            1,998,720
                 1996, 5.600%, 7/01/16

    3,165,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second General                     7/00 at 102             AAA            3,290,397
                 Resolution Revenue Bonds, Series 1990C, 7.000%, 7/01/14

    7,500,000   Dormitory Authority of the State of New York, Ithaca
                 College Insured Revenue Bonds, Series 1998,                       7/08 at 101             Aaa            6,741,750
                 5.000%, 7/01/21


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 15.3%

    3,000,000   Dormitory Authority of the State of New York, Ellis
                 Hospital, FHA-Insured Mortgage Hospital Revenue                   8/05 at 102             AAA            2,921,850
                 Bonds, Series 1995, 5.600%, 8/01/25

    3,875,000   Dormitory Authority of the State of New York,
                 Maimonides Medical Center, FHA-Insured Mortgage                   2/06 at 102             AAA            3,932,273
                 Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/14

    1,500,000   Dormitory Authority of the State of New York, Vassar
                 Brothers Hospital Insured Revenue Bonds,                          1/08 at 102             AAA            1,403,640
                 Series 1997, 5.250%, 7/01/17

    2,685,000   Dormitory Authority of the State of New York (North
                 Shore Health System Obligated Group), North                      11/08 at 101             AAA            2,387,260
                 Shore University Hospital at Forest Hills Revenue
                 Bonds, Series 1998, 5.000%, 11/01/23

    3,000,000   Dormitory Authority of the State of New York (Catholic
                 Health Services of Long Island Obligated                          7/09 at 101             AAA            2,899,650
                 Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/22

    2,500,000   New York State Medical Care Facilities Finance Agency,
                 South Nassau Communities Hospital Project                        11/02 at 102             AAA            2,654,100
                 Revenue Bonds, 1992 Series A, 6.125%, 11/01/11

    2,635,000   New York State Medical Care Facilities Finance Agency,
                 Hospital and Nursing Home, FHA-Insured                            8/02 at 102             AAA            2,730,519
                 Mortgage Revenue Bonds, 1992 Series C (Mount
                 Sinai Hospital), 6.375%, 8/15/29

    4,700,000   New York State Medical Care Facilities Finance Agency,
                 Hospital Insured Mortgage Revenue Bonds,                          2/04 at 102             AAA            4,432,993
                 1994 Series A Refunding, 5.375%, 2/15/25

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)


$   4,225,000   New York State Medical Care Facilities Finance Agency,
                 FHA-Insured Mortgage Project Revenue Bonds,                       8/05 at 102              AA           $4,628,234
                 1995 Series F, 6.200%, 8/15/15


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.4%

    2,240,000   New York State Housing Finance Agency, Housing Project
                 Mortgage Revenue Bonds, 1996 Series A Refunding,                  5/06 at 102             AAA            2,325,344
                 6.125%, 11/01/20

    2,000,000   New York State Urban Development Corporation,
                 Section 236 Revenue Bonds, Series 1992A,                          1/02 at 102             AAA            2,123,280
                 6.700%, 1/01/12


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.1%

    2,500,000   State of New York Mortgage Agency, Homeowner
                 Mortgage Revenue Bonds, Series 30-B,                              3/03 at 102             Aa2            2,588,075
                 6.650%, 10/01/25 (Alternative Minimum Tax)

    1,200,000   State of New York Mortgage Agency, Homeowner
                 Mortgage Revenue Bonds, Series 30-C-1, 5.850%,                   10/03 at 102             Aa2            1,176,444
                 10/01/25 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.8%

      210,000   County of Nassau, General Obligation Serial Bonds,
                 Serial General Improvement Bonds,                                No Opt. Call             AAA              208,961
                 Series 1993-H, 5.500%, 6/15/16

    1,500,000   County of Nassau, General Obligation Serial Bonds,
                 Serial General Improvement Bonds,                                 8/04 at 103             AAA            1,530,270
                 Series O, 5.700%, 8/01/13

    4,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1995 Series E, 8.000%, 8/01/05                            No Opt. Call             AAA            4,656,560

    2,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1998 Series F, 5.250%, 8/01/16                             2/08 at 101             AAA            1,893,920

    2,115,000   City of Niagara Falls, Niagara County, New York,
                 Water Treatment Plant Serial Bonds of 1994,                      No Opt. Call             AAA            2,628,205
                 8.500%, 11/01/08 (Alternative Minimum Tax)

                City of Niagara Falls, Niagara County, New York,
                 Public Improvement Serial Bonds of 1994:
    1,000,000    7.500%, 3/01/13                                                  No Opt. Call             AAA            1,205,000
    2,000,000    6.900%, 3/01/22                                                   3/04 at 102             AAA            2,191,180


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 7.3%

    6,000,000   Dormitory Authority of the State of New York,
                 Municipal Health Facilities Improvement Program                   1/09 at 101             AAA            5,344,800
                 Lease Revenue Bonds (New York City Issue),
                 1998 Series 1, 5.000%, 1/15/23

    5,250,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    8/08 at 101             AAA            4,688,093
                 Bonds, Series 1998D, 5.000%, 2/15/23

       20,000   New York State Medical Care Facilities Finance
                 Agency, Mental Health Services Facilities                         2/02 at 102             AAA               20,985
                 Improvement Revenue Bonds, 1992 Series A, 6.375%, 8/15/17

    1,900,000   New York State Urban Development Corporation,
                 Correctional Facilities Revenue Bonds, 1993A                     No Opt. Call             AAA            1,868,973
                 Refunding Series, 5.250%, 1/01/14

    1,500,000   Suffolk County Judicial Facilities Agency (Suffolk
                 County, New York), Service Agreement Revenue                     10/09 at 101             AAA            1,387,695
                 Bonds, Series 1999 (John P. Colahan Court Complex),
                 5.000%, 4/15/16


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.1%

    4,500,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1997A,                       7/07 at 101 1/2             AAA            4,400,640
                 5.625%, 7/01/27

    1,835,000   New York City Industrial Development Agency,
                 Amended and Restated Industrial Development Revenue              11/04 at 102             N/R            1,882,013
                 Bonds (1991 Japan Airlines Company, Ltd. Project),
                 6.000%, 11/01/15 (Alternative Minimum Tax)

      500,000   Niagara Frontier Transportation Authority (Buffalo
                 Niagara International Airport), Airport Revenue                   4/09 at 101             AAA              482,575
                 Bonds, Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax)

    2,500,000   The Port Authority of New York and New Jersey,
                 Consolidated Bonds, Eighty-Fourth Series, 5.875%,                 1/03 at 101             AAA            2,526,875
                 7/15/16 (Alternative Minimum Tax)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                U.S. Guaranteed - 22.7%

$   2,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1992B,                           7/02 at 102             AAA           $2,139,700
                 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

    1,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1994A, 6.375%,               7/04 at 101 1/2             AAA            1,094,860
                 7/01/18 (Pre-refunded to 7/01/04)

    1,700,000   Metropolitan Transportation Authority, Transit
                 Facilities Revenue Bonds, Series 1996A, 6.100%,                   7/06 at 102             AAA            1,866,753
                 7/01/21 (Pre-refunded to 7/01/06)

    2,385,000   The City of New York, General Obligation Bonds,
                 Fiscal 1992 Series C, 6.625%, 8/01/14                         8/02 at 101 1/2             AAA            2,567,953
                 (Pre-refunded to 8/01/02)

    1,500,000   The City of New York, General Obligation Bonds,
                 Fiscal 1990 Series F, 6.000%, 8/01/19                         2/00 at 100 3/4             AAA            1,520,055

    2,500,000   Dormitory Authority of the State of New York,
                 State University Educational Facilities Revenue                   5/03 at 102             AAA            2,681,775
                 Bonds, Series 1995A, 6.000%, 5/15/22 (Pre-refunded to 5/15/03)

    2,500,000   Dormitory Authority of the State of New York, The
                 New York Public Library Insured Revenue Bonds,                    7/02 at 102             AAA            2,650,525
                 Series 1992A, 5.875%, 7/01/22 (Pre-refunded to 7/01/02)

    1,000,000   Dormitory Authority of the State of New York,
                 Colgate University Insured Revenue Bonds, Series                  7/01 at 102             AAA            1,059,180
                 1991A, 6.500%, 7/01/21 (Pre-refunded to 7/01/01)

    6,855,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Third General                      7/04 at 102             AAA            7,642,160
                 Resolution Revenue Bonds, 1994 Series 2, 6.750%,
                 7/01/24 (Pre-refunded to 7/01/04)

    1,335,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Second General                     7/00 at 102             AAA            1,393,740
                 Resolution Revenue Bonds, Series 1990C,
                 7.000%, 7/01/14 (Pre-refunded to 7/01/00)

      100,000   New York State Medical Care Facilities Finance
                 Agency, St. Luke's-Roosevelt Hospital Center,                     2/00 at 102             AAA              103,366
                 FHA-Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.450%, 2/15/29 (Pre-refunded to 2/15/00)

    7,800,000   New York State Medical Care Facilities Finance Agency,
                 New York Hospital, FHA-Insured Mortgage                           2/05 at 102             AAA            8,732,568
                 Revenue Bonds, 1994 Series A, 6.800%,
                 8/15/24 (Pre-refunded to 2/15/05)

    1,980,000   New York State Medical Care Facilities Finance
                 Agency, Mental Health Services Facilities Improvement             2/02 at 102             AAA            2,108,878
                 Revenue Bonds, 1992 Series A, 6.375%, 8/15/17
                 (Pre-refunded to 2/15/02)

    1,900,000   New York State Thruway Authority, General
                 Revenue Bonds, Series C, 6.000%, 1/01/25                          1/05 at 102             AAA            2,053,102
                 (Pre-refunded to 1/01/05)

      100,000   County of Niagara, Public Improvement Serial
                 Bonds of 1993, 5.750%, 8/15/20                                    8/00 at 102             AAA              103,686
                 (Pre-refunded to 8/15/00)

    3,800,000   Triborough Bridge and Tunnel Authority, General
                 Purpose Revenue Bonds, Series T, 6.000%, 1/01/22                  1/01 at 100             AAA            3,889,566
                 (Pre-refunded to 1/01/01)


-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.3%

    1,165,000   Islip Resource Recovery Agency, Resource Recovery
                 System Revenue Bonds (1985 Facility), Series B,                   7/04 at 102             AAA            1,206,486
                 6.125%, 7/01/13 (Alternative Minimum Tax)

    6,875,000   Long Island Power Authority, Electric System General
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22                     6/08 at 101             AAA            6,268,281

    2,500,000   New York State Energy Research and Development
                 Authority, Adjustable Rate Gas Facilities Revenue                 5/02 at 102             AAA            2,653,350
                 Bonds, Series 1989A (The Brooklyn Union Gas Company
                 Project), 6.750%, 2/01/24 (Alternative
                 Minimum Tax)

    2,750,000   New York State Energy Research and Development
                 Authority, Gas Facilities Revenue Bonds, Series C                 7/03 at 102             AAA            2,615,223
                 (The Brooklyn Union Gas Company Project),
                 5.600%, 6/01/25 (Alternative Minimum Tax)

    2,500,000   New York State Energy Research and Development
                 Authority, Adjustable Rate Pollution Control Revenue              7/05 at 102             AAA            2,531,175
                 Bonds (New York State Electric and Gas Corporation
                 Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)

    6,100,000   New York State Energy Research and Development
                 Authority, Pollution Control Revenue Bonds, Series                5/02 at 102             AAA            6,423,788
                 1992B (Rochester Gas and Electric Corporation Projects),
                 6.500%, 5/15/32 (Alternative Minimum Tax)

    2,500,000   New York State Energy Research and Development
                 Authority, Facilities Revenue Bonds, Series 1992B                12/01 at 101             AAA            2,584,522
                 (Consolidated Edison Company of New York, Inc.
                 Project), 6.375%, 12/01/27 (Alternative Minimum Tax)

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 1.9%

$   1,000,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/07 at 101             AAA           $  919,120
                 Fiscal 1998 Series B, 5.250%, 6/15/29

    2,500,000   Suffolk County Water Authority, Water System
                 Revenue Bonds, Series 1993 Refunding,                            No Opt. Call             AAA            2,468,850
                 5.100%, 6/01/12
-----------------------------------------------------------------------------------------------------------------------------------
$ 179,060,000   Total Investments - (cost $177,332,310) - 99.2%                                                         181,310,640
=============
                Other Assets Less Liabilities - 0.8%                                                                      1,489,033
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $182,799,673
                ===================================================================================================================




                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Dividend Advantage Municipal Fund (NAN)
                            September 30, 1999

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------

                Education and Civic Organizations - 13.4%

                Village of Kenmore Housing Authority, Tax-Exempt
                 Student Housing Revenue Bonds (State
                 University of New York at Buffalo Student
                 Apartment Project), Series 1999A:
$   3,000,000    5.500%, 8/01/19                                                   8/09 at 102              AA           $2,822,160
    3,000,000    5.500%, 8/01/24                                                   8/09 at 102              AA            2,820,180

    3,070,000   County of Monroe Industrial Development Agency,
                 Civic Facility Revenue Bonds (St. John                            6/09 at 102              AA            2,837,294
                 Fisher College Project), Series 1999, 5.375%, 6/01/24

    3,500,000   Dormitory Authority of the State of New York, Lease
                 Revenue Bonds (State University Dormitory                         7/09 at 101               A            3,269,560
                 Facilities Issue), Series 1999B, 5.375%, 7/01/19

    1,000,000   Dormitory Authority of the State of New York, Lease
                 Revenue Bonds (State University Dormitory                         7/09 at 101             AAA              959,670
                 Facilities Issue), Series 1999C, 5.500%, 7/01/29

    2,500,000   Dormitory Authority of the State of New York,
                 Rochester Institute of Technology Insured Revenue                 7/07 at 101             AAA            2,331,725
                 Bonds, Series 1997, 5.250%, 7/01/22

    5,000,000   Dormitory Authority of the State of New York, City
                 University System Consolidated Third General                      7/08 at 101             AAA            4,395,750
                 Resolution Revenue Bonds, 1998 Series 2, 5.000%, 7/01/28

    3,000,000   Dormitory Authority of the State of New York, University
                 of Rochester Revenue Bonds, Series 1999A                          7/09 at 101              A+            2,924,460
                 and 1999B, 5.500%, 7/01/16

    3,565,000   Rensselaer County Industrial Development Agency,
                 Civic Facility Revenue Bonds                                      8/09 at 101              A+            3,209,391
                 (Rensselaer Polytechnic Institute Dormitory Project),
                 Series 1999A, 5.125%, 8/01/27


-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 24.5%

                City of Albany Industrial Development Agency,
                Civic Facility Revenue Bonds (Albany
                Medical Center Project), Series 1999:
    1,120,000    6.000%, 5/01/19                                                   5/09 at 101             N/R            1,066,710
    1,460,000    6.000%, 5/01/29                                                   5/09 at 101             N/R            1,364,516

    5,000,000   New York City Health and Hospitals Corporation, Health
                 System Bonds, 1999 Series A, 5.000%, 2/15/20                      2/09 at 101             AAA            4,505,800

    3,850,000   Dormitory Authority of the State of New York, Secured
                 Hospital Revenue Refunding Bonds (North                       2/08 at 101 1/2             AAA            3,638,905
                 General Hospital), Series 1998G, 5.200%, 2/15/15

    2,000,000   Dormitory Authority of the State of New York, Frances
                 Schervier Home and Hospital Insured Revenue                       7/07 at 102              AA            1,917,820
                 Bonds (Franciscan Health Partnership Obligated
                 Group), Series 1997, 5.500%, 7/01/17

                Dormitory Authority of the State of New York, Victory
                Memorial Hospital, FHA-Insured Mortgage
                Hospital Revenue Bonds, Series 1999:
    2,400,000    5.250%, 8/01/15                                                   8/09 at 101             AAA            2,294,160
    2,000,000    5.375%, 8/01/25                                                   8/09 at 101             AAA            1,885,460

    4,850,000   Dormitory Authority of the State of New York, Secured
                 Hospital Revenue Refunding Bonds (Wyckoff                     2/08 at 101 1/2             AAA            4,572,435
                 Heights Medical Center), Series 1998H, 5.300%, 8/15/21

    2,750,000   Dormitory Authority of the State of New York, The
                 Memorial Hospital of William F. and Gertrude F.                   2/09 at 101             AAA            2,546,940
                 Jones, Inc., FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.250%, 8/01/19

    4,825,000   Dormitory Authority of the State of New York, The New
                 York Hospital Medical Center of Queens,                           8/09 at 101             AAA            4,580,421
                 FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1999, 5.450%, 8/01/29

    3,325,000   Dormitory Authority of the State of New York (Catholic
                 Health Services of Long Island Obligated                          7/09 at 101             AAA            3,213,779
                 Group), St. Francis Hospital Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/22

    5,000,000   New York State Medical Care Facilities Finance Agency,
                 Hospital Insured Mortgage Revenue Bonds,                          2/04 at 102             Aa2            4,856,500
                 1994 Series A, 5.250%, 8/15/14

    4,000,000   Ulster County Industrial Development Agency,
                 Civic Facility Revenue Bonds (The Kingston                       11/09 at 101              A2            3,791,920
                 Hospital Project - Letter of Credit Secured),
                 Series 1999, 5.650%, 11/15/24

    3,825,000   Yates County Industrial Development Agency (Yates County,
                 New York), Civic Facility Revenue Bonds                           8/09 at 101             AAA            3,664,962
                 (Soldiers and Sailors Memorial Hospital of Yates
                 County Project-FHA-Insured), Series 1999A,
                 5.650%, 2/01/39

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   3,000,000   City of Yonkers Industrial Development Agency,
                 Mortgage Revenue Bonds, Series 1999                               2/09 at 101             AAA           $2,848,890
                 (FHA-Insured Michael Malotz Skilled Nursing
                 Pavilion Project), 5.450%, 2/01/29


-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.6%

    5,500,000   Guam Housing Corporation, Single Family Mortgage
                 Revenue Bonds (Guaranteed Mortgage-Backed                        No Opt. Call             AAA            5,297,710
                 Securities Program), 1998 Series A, 5.750%,
                 9/01/31 (Alternative Minimum Tax)

    5,700,000   State of New York Mortgage Agency, Homeowner
                  Mortgage Revenue Bonds, Series 82,                              10/09 at 100             Aa2            5,429,934
                 5.650%, 4/01/30 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.2%

                Appleridge Retirement Community, Inc., Mortgage
                 Revenue Bonds (GNMA Collateralized
                 Mortgage Loan - Appleridge Retirement
                 Community, Inc. Project), Series 1999:
    1,150,000    5.700%, 9/01/31                                                   9/09 at 102             Aaa            1,122,699
    1,250,000    5.750%, 9/01/41                                                   9/09 at 102             Aaa            1,214,325


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 10.0%

    5,500,000   County of Nassau, General Obligation Bonds,
                 Serial General Improvement Bonds,                                 6/09 at 102             AAA            5,154,380
                 Series B, 5.250%, 6/01/18

    3,000,000   The City of New York, General Obligation Bonds,
                 Fiscal 1998 Series F, 5.250%, 8/01/16                             2/08 at 101              A-            2,813,190

                The City of New York, General Obligation Bonds,
                 Fiscal 1999 Series J:
    2,000,000    5.000%, 5/15/20                                                   5/09 at 101             AAA            1,783,460
    5,000,000    5.125%, 5/15/29                                                   5/09 at 101             AAA            4,483,900

                County of Orange, General Obligation Bonds,
                 Various Purpose Serial Bonds of 1997:
    3,040,000    5.125%, 9/01/22                                                   9/07 at 102             Aa2            2,776,462
    1,195,000    5.125%, 9/01/23                                                   9/07 at 101             Aa2            1,087,844

    1,000,000   City of Yonkers, New York, School Bonds,
                 Series 1999-C, 5.000%, 6/01/19                                    6/09 at 101             AAA              900,820


-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 22.1%

    5,220,000   Metropolitan Transportation Authority, Dedicated
                 Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23                     4/09 at 101             AAA            4,857,262

   16,495,000   New York City Transit Authority/Metropolitan Transportation
                 Authority/Triborough Bridge and Tunnel                            1/10 at 101             AAA           15,168,802
                 Authority, Certificates of Participation,
                 Series 1999A, 5.250%, 1/01/29

   10,000,000   New York City Transitional Finance Authority,
                 Future Tax Secured Bonds, Fiscal 1998                             8/07 at 101              AA            8,794,100
                 Series A, 5.000%, 8/15/27

    2,910,000   Dormitory Authority of the State of New York,
                 Special Act School Districts Program Insured Revenue              7/09 at 102             AAA            2,782,047
                 Bonds, Series 1998, 5.250%, 7/01/15

    5,000,000   Dormitory Authority of the State of New York, Mental
                 Health Services Facilities Improvement Revenue                    8/09 at 101             AAA            4,584,350
                 Bonds, Series 1999D, 5.250%, 2/15/29

    2,900,000   New York State Thruway Authority, Local Highway and
                 Bridge Service Contract Bonds, Series 1998A-2,                    4/08 at 101             AAA            2,819,670
                 5.375%, 4/01/16

    3,345,000   Suffolk County Judicial Facilities Agency (Suffolk County,
                 New York), Service Agreement Revenue                             10/99 at 101             AAA            3,227,189
                 Bonds, Series 1999 (John P. Colahan Court Complex),
                 5.250%, 10/15/15


-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.9%

    2,000,000   Metropolitan Transportation Authority, Commuter
                 Facilities Revenue Bonds, Series 1997C,                           7/07 at 101             AAA            1,884,560
                 5.375%, 7/01/27

                New York City Industrial Development Agency,
                Special Facility Revenue Bonds (1990 American
                Airlines, Inc. Project), Remarketed:
    2,250,000    5.400%, 7/01/19                                                   8/07 at 102            Baa1            2,074,005
    6,600,000    5.400%, 7/01/20 (Alternative Minimum Tax)                         8/07 at 102            Baa1            6,070,482

      500,000   Niagara Frontier Transportation Authority (Buffalo
                 Niagara International Airport), Airport Revenue                   4/09 at 101             AAA              482,575
                 Bonds, Series 1999A, 5.625%, 4/01/29
                 (Alternative Minimum Tax)

    5,000,000   Triborough Bridge and Tunnel Authority, General
                 Purpose Revenue Bonds, Series 1997A,                              1/07 at 101             Aa3            4,571,200
                 5.250%, 1/01/28

   Principal                                                                     Optional Call                               Market
       Amount   Description                                                        Provisions*       Ratings**                Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.2%

$     500,000   Erie County Industrial Development Agency, Solid Waste
                 Disposal Facility Revenue Bonds                                  12/10 at 103             N/R           $  523,565
                 (1998 CanFibre of Lackawanna Project), 9.050%,
                 12/01/25 (Alternative Minimum Tax)

    8,800,000   Long Island Power Authority, Electric System General
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22                     6/08 at 101             AAA            8,023,400

    5,575,000   Long Island Power Authority, Electric System
                 General Revenue Bonds, Series 1998A,                              6/08 at 101             AAA            5,139,871
                 5.250%, 12/01/26


-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.7%

    9,750,000   New York City Municipal Water Finance Authority,
                 Water and Sewer System Revenue Bonds,                             6/07 at 101             AAA            8,961,421
                 Fiscal 1998 Series B, 5.250%, 6/15/29
-----------------------------------------------------------------------------------------------------------------------------------
$ 198,220,000   Total Investments - (cost $191,581,975) - 96.6%                                                         184,348,631
=============
                Other Assets Less Liabilities - 3.4%                                                                      6,452,628
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $190,801,259
                ===================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of Net Assets
September 30, 1999

                                                                        New York         New York           New York        New York
                                                                           Value Performance Plus Investment Quality  Select Quality
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)      $140,307,938     $333,382,500      $384,566,566     $513,399,732
 Cash                                                                  1,164,911        9,815,857         9,452,025        7,408,483
 Receivables:
   Interest                                                            2,295,289        5,374,968         6,868,428        8,705,723
   Investments sold                                                    2,096,720               --        11,468,825       18,538,084
 Other assets                                                             12,229           49,202            27,157           44,839
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   145,877,087      348,622,527       412,383,001      548,096,861
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                               --               --                --               --
 Payable for investments purchased                                       951,950        3,824,967        10,998,495       10,152,010
 Accrued expenses:
   Management fees (note 6)                                               72,217          180,787           209,600          279,112
   Other                                                                 146,243          281,296           363,504          374,135
 Preferred share dividends payable                                           N/A           23,251            49,422           80,728
 Common share dividends payable                                          627,740        1,260,975         1,414,755        1,928,442
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                1,798,150        5,571,276        13,035,776       12,814,427
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                 $144,078,937     $343,051,251      $399,347,225     $535,282,434
====================================================================================================================================
Preferred shares, at liquidation value                                       N/A     $124,300,000      $144,000,000     $193,000,000
====================================================================================================================================
Preferred shares outstanding                                                 N/A            4,972             5,760            7,720
====================================================================================================================================
Common shares outstanding                                             15,120,364       14,934,436        17,685,256       23,375,752
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common shares outstanding)      $       9.53     $      14.65       $     14.44     $      14.64
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred Shares.

                                                                                                             Insured        New York
                                                                                           New York         New York        Dividend
                                                                                     Quality Income   Premium Income       Advantage
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                       $540,250,175      $181,310,640     $184,348,631
 Cash                                                                                   2,477,104                --        2,122,682
 Receivables:
   Interest                                                                             8,553,864         2,657,765        2,590,304
   Investments sold                                                                        65,000            65,000        2,697,302
 Other assets                                                                              39,426            26,326          181,857
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    551,385,569       184,059,731      191,940,776
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                                --           399,172               --
 Payable for investments purchased                                                      1,903,900                --               --
 Accrued expenses:
   Management fees (note 6)                                                               284,880            97,239           54,597
   Other                                                                                  322,488           170,953          397,745
 Preferred share dividends payable                                                         66,040            16,199           31,007
 Common share dividends payable                                                         1,876,620           576,495          656,168
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 4,453,928         1,260,058        1,139,517
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                  $546,931,641      $182,799,673     $190,801,259
====================================================================================================================================
Preferred shares, at liquidation value                                               $197,000,000      $ 65,000,000     $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                                                                7,880             2,600            2,760
====================================================================================================================================
Common shares outstanding                                                              24,059,716         8,295,141        9,177,181
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common shares outstanding)                       $      14.54       $     14.20     $      13.27
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended September 30, 1999

                                                                        New York         New York           New York       New York
                                                                           Value Performance Plus Investment Quality Select Quality
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                            $8,872,624      $21,198,038      $24,303,681     $ 32,067,049
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                897,817        2,194,106        2,532,139        3,320,817
 Preferred shares - auction fees                                             N/A          260,749          300,001          392,967

 Preferred shares - dividend disbursing agent fees                           N/A           31,671           21,670           21,670
 Shareholders' servicing agent fees and expenses                          53,131           51,170           43,715           44,584
 Custodian's fees and expenses                                            46,368           96,650           98,193          114,112
 Directors'/Trustees' fees and expenses (note 6)                           1,486            3,292            3,807            4,938
 Professional fees                                                        16,973           17,973           18,141           18,466
 Shareholders' reports - printing and mailing expenses                    63,572           88,810           98,001          131,085

 Stock exchange listing fees                                              24,908           24,911           24,999           33,357
 Investor relations expense                                               15,903           30,204           33,325           41,632
Portfolio insurance expense                                                   --               --          124,662          124,662
Other expenses                                                             6,638           18,044           19,333           25,829
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement   1,126,796        2,817,580        3,317,986        4,274,119
   Custodian fee credit (note 1)                                          (2,236)         (32,946)         (30,985)         (34,082)
   Expense reimbursement (note 6)                                             --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,124,560        2,784,634        3,287,001        4,240,037
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  7,748,064       18,413,404       21,016,680       27,827,012
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                        (802,699)       1,634,315       (1,220,746)      (1,586,994)
Change in net unrealized appreciation or depreciation
  of investments                                                     (10,772,832)     (25,013,575)     (22,181,816)     (28,225,081)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (11,575,531)     (23,379,260)     (23,402,562)     (29,812,075)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ (3,827,467)    $ (4,965,856)   $  (2,385,882)    $ (1,985,063)
===================================================================================================================================
N/A - Fund is not authorized to issue Preferred Shares.

                                                                                                           Insured        New York
                                                                                        New York          New York        Dividend
                                                                                  Quality Income    Premium Income       Advantage*
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                           $31,810,011       $10,431,328      $ 2,781,242
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                              3,460,831         1,229,705          369,021
 Preferred shares - auction fees                                                         424,999           162,502           28,829
 Preferred shares - dividend disbursing agent fees                                        31,671            19,998            1,671
 Shareholders' servicing agent fees and expenses                                          43,900            16,460            3,573
 Custodian's fees and expenses                                                           103,797            51,291          158,718
 Directors'/Trustees' fees and expenses (note 6)                                           5,190             1,807              484
 Professional fees                                                                        18,536            17,893            6,685
 Shareholders' reports - printing and mailing expenses                                   127,105            52,865           12,722
 Stock exchange listing fees                                                              32,573            16,170            8,375
 Investor relations expense                                                               43,497            15,454            3,970
Portfolio insurance expense                                                               27,550            20,575               --
Other expenses                                                                            26,136            11,856            1,819
-----------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit and expense reimbursement                  4,345,785         1,616,576          595,867
   Custodian fee credit (note 1)                                                         (22,235)           (4,148)        (145,687)
   Expense reimbursement (note 6)                                                             --                --         (171,142)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           4,323,550         1,612,428          279,038
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 27,486,461         8,818,900        2,502,204
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions (notes 1 and 4)                  (118,949)          214,511       (1,388,238)
 Change in net unrealized appreciation or depreciation of investments                (31,066,531)      (12,463,282)      (7,233,344)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                     (31,185,480)      (12,248,771)      (8,621,582)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                               $ (3,699,019)    $ (3,429,871)      $(6,119,378)
===================================================================================================================================

*For the period May 26, 1999 (commencement of operations) through September 30,
1999.

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                          New York Value                New York Performance Plus       New York Investment Quality
-----------------------------------------------------------------------------------------------------------------------------------
                                    Year Ended       Year Ended        Year Ended        Year Ended       Year Ended     Year Ended
                                       9/30/99          9/30/98           9/30/99           9/30/98          9/30/99        9/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income              $ 7,748,064      $ 8,298,135      $ 18,413,404      $ 19,254,714     $ 21,016,680   $ 21,729,641
Net realized gain (loss)
   from investment
   transactions (notes 1 and 4)       (802,699)       1,468,661         1,634,315         2,099,484       (1,220,746)     1,933,637
Change in net unrealized
   appreciation or depreciation
   of investments                  (10,772,832)       1,486,634       (25,013,575)       (1,976,859)     (22,181,816)      (428,616)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                  (3,827,467)      11,253,430        (4,965,856)       19,377,339       (2,385,882)    23,234,662
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net
investment income:
   Common shareholders              (7,711,388)      (8,299,761)      (15,332,875)      (16,007,084)     (17,640,215)   (18,489,907)
   Preferred shareholders                  N/A              N/A        (3,250,764)       (3,395,042)      (3,653,529)    (3,875,037)
From accumulated net realized
gains from investment transactions:
   Common shareholders              (1,468,187)      (1,378,269)               --                --       (1,505,529)      (236,971)
   Preferred shareholders                  N/A              N/A                --                --         (317,760)       (49,109)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (9,179,575)      (9,678,030)      (18,583,639)      (19,402,126)     (23,117,033)   (22,651,024)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Common shares:
   Net proceeds from sale of shares         --               --                --                --               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions          --        1,212,773         2,236,986         2,379,076        2,830,318      2,220,112
Preferred shares:
   Net proceeds from sale of shares         --               --        19,689,440                --       23,647,328             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                       --        1,212,773        21,926,426         2,379,076       26,477,646      2,220,112
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets                    (13,007,042)       2,788,173        (1,623,069)        2,354,289          974,731      2,803,750
Net assets at the
  beginning of year                157,085,979      154,297,806       344,674,320       342,320,031      398,372,494    395,568,744
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year     $144,078,937     $157,085,979     $ 343,051,251      $344,674,320     $399,347,225   $398,372,494
===================================================================================================================================
Balance of undistributed net
  investment income at
  the end of year                 $     90,895     $     54,219     $     347,141      $    517,376     $    313,782   $    590,846
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)


                                                                         New York Select Quality           New York Quality Income
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended        Year Ended       Year Ended     Year Ended
                                                                          9/30/99           9/30/98          9/30/99        9/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $ 27,827,012      $ 27,388,420     $ 27,486,461   $ 27,295,675
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                      (1,586,994)        1,321,723         (118,949)       989,837
Change in net unrealized appreciation or
  depreciation of investments                                         (28,225,081)        1,048,429      (31,066,531)     5,915,060
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (1,985,063)       29,758,572       (3,699,019)    34,200,572
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                                (23,022,620)      (22,762,023)     (22,417,666)   (22,202,539)
   Preferred shareholders                                              (4,923,219)       (5,021,632)      (5,278,453)    (5,593,080)
From accumulated net realized gains
from investment transactions:
   Common shareholders                                                 (1,003,402)               --         (794,873)      (511,676)
   Preferred shareholders                                                (220,788)               --         (200,072)      (129,543)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (29,170,029)      (27,783,655)     (28,691,064)   (28,436,838)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Common shares:
   Net proceeds from sale of shares                                            --                --               --             --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                      4,369,224         4,348,938        3,911,754      3,704,412
Preferred shares:
   Net proceeds from sale of shares                                    42,451,046                --       26,614,494             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions             46,820,270         4,348,938       30,526,248      3,704,412
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  15,665,178         6,323,855       (1,863,835)     9,468,146
Net assets at the beginning of year                                   519,617,256       513,293,401      548,795,476    539,327,330
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $535,282,434      $519,617,256     $546,931,641   $548,795,476
===================================================================================================================================
Balance of undistributed net investment income
  at the end of year                                                 $    500,157      $    618,984     $    547,571   $    757,229
===================================================================================================================================

                 See accompanying notes to financial statements.

                                                                      Insured New York Premium Income   New York Dividend Advantage
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Year              Year          For the Period 5/26/99
                                                                            Ended             Ended    (commencement of operations)
                                                                          9/30/99           9/30/98                 through 9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 8,818,900       $ 8,756,117                     $ 2,502,204
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                         214,511           794,190                      (1,388,238)
Change in net unrealized appreciation or
  depreciation of investments                                         (12,463,282)        5,335,299                      (7,233,344)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (3,429,871)       14,885,606                      (6,119,378)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                                 (6,867,848)       (6,765,972)                     (1,968,457)
   Preferred shareholders                                              (1,943,944)       (2,105,104)                       (472,110)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                         --                --                              --
   Preferred shareholders                                                      --                --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (8,811,792)       (8,871,076)                     (2,440,567)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Common shares:
   Net proceeds from sale of shares                                            --                --                     131,174,518
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                        735,504           478,559                           5,347
Preferred shares:
   Net proceeds from sale of shares                                            --                --                      68,081,318
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                735,504           478,559                     199,261,183
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (11,506,159)        6,493,089                     190,701,238
Net assets at the beginning of year                                   194,305,832       187,812,743                         100,021
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $182,799,673      $194,305,832                    $190,801,259
===================================================================================================================================
Balance of undistributed net investment income
  at the end of year                                                 $    453,548      $    446,440                    $     61,637
===================================================================================================================================

                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The New York Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New York Municipal Value Fund, Inc.
(NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc.
(NNF) and Nuveen New York Dividend Advantage Municipal Fund (NAN).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 1999, New York Value, New York Performance Plus, New York Investment Quality, New York Select Quality and New York Quality Income had outstanding when-issued purchase commitments of $951,950, $2,855,850, $9,575,350, $10,152,010 and $1,903,900, respectively. There were no such outstanding purchase commitments in Insured New York Premium Income or New York Dividend Advantage.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for New York Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended September 30, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions, if any, are subject to federal taxation.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Preferred Shares
New York Value is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                     Insured
                                  New York   New York      New York     New York     New York    New York
                               Performance Investment        Select      Quality      Premium    Dividend
                                      Plus    Quality       Quality       Income       Income   Advantage
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                          1,600       960            --        2,200        1,320           --
   Series T                            800     2,400         1,720           --        1,280           --
   Series W                          2,000        --         2,400        2,200           --           --
   Series Th                            --        --         3,600        2,400           --           --
   Series F                            572     2,400            --        1,080           --        2,760
---------------------------------------------------------------------------------------------------------
Total                                4,972     5,760         7,720        7,880        2,600        2,760
=========================================================================================================

Effective June 11, 1999, New York Performance Plus issued 800 Series T $25,000 stated value preferred shares. Effective June 4, 1999, New York Investment Quality issued 960 Series M $25,000 stated value preferred shares. Effective May 21, 1999, New York Select Quality issued 1,720 Series T $25,000 stated value preferred shares. Effective May 28, 1999, New York Quality Income issued 1,080 Series F $25,000 stated value preferred shares. Effective July 16, 1999, New York Dividend Advantage issued 2,760 Series F $25,000 stated value preferred shares.



Insurance
New York Investment Quality, New York Select Quality, New York Quality Income and Insured New York Premium Income invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds'shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 1999.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common and Preferred shares were as follows:

                                                           New York Value       New York Performance Plus
---------------------------------------------------------------------------------------------------------
                                                          Year Ended Year Ended      Year EndedYear Ended
                                                             9/30/99    9/30/98         9/30/99   9/30/98
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold
   Shares issued to shareholders
     due to reinvestment of distributions                         --    116,219         132,291   133,661
---------------------------------------------------------------------------------------------------------
                                                                  --    116,219         132,291   133,661
=========================================================================================================
Preferred shares sold                                            N/A        N/A             800        --
=========================================================================================================
                                                     New York Investment Quality  New York Select Quality
---------------------------------------------------------------------------------------------------------
                                                          Year Ended Year Ended      Year EndedYear Ended
                                                             9/30/99    9/30/98         9/30/99   9/30/98
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold
   Shares issued to shareholders
     due to reinvestment of distributions                    168,378    125,667         264,877   258,860
---------------------------------------------------------------------------------------------------------
                                                             168,378    125,667         264,877   258,860
=========================================================================================================
Preferred shares sold                                            960         --           1,720        --
=========================================================================================================
                                                                                     Insured New York
                                                       New York Quality Income        Premium Income
---------------------------------------------------------------------------------------------------------
                                                          Year Ended Year Ended      Year EndedYear Ended
                                                             9/30/99    9/30/98         9/30/99   9/30/98
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold
   Shares issued to shareholders
     due to reinvestment of distributions                    242,816    227,308          46,575    31,006
---------------------------------------------------------------------------------------------------------
                                                             242,816    227,308          46,575    31,006
=========================================================================================================
Preferred shares sold                                          1,080         --              --        --
=========================================================================================================
                                                                                         New York
                                                                                    Dividend Advantage
---------------------------------------------------------------------------------------------------------
                                                                                           For the Period
                                                                                  5/26/99 through 9/30/99
---------------------------------------------------------------------------------------------------------
Common Shares:
   Shares sold                                                                                  9,169,837
   Shares issued to shareholders
     due to reinvestment of distributions                                                             362
---------------------------------------------------------------------------------------------------------
                                                                                                9,170,199
=========================================================================================================
Preferred shares sold                                                                               2,760
=========================================================================================================

3. Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid November 1, 1999, to shareholders of record on October 15, 1999, as follows:

                                                                                     Insured
                               New York     New York      New York     New York     New York     New York
                  New York  Performance   Investment        Select      Quality      Premium     Dividend
                     Value         Plus      Quality       Quality       Income       Income    Advantage
---------------------------------------------------------------------------------------------------------
Dividend per share  $.0415       $.0845       $.0800        $.0825       $.0780       $.0695       $.0715
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended September 30, 1999, were as follows:

                                                                       New York     New York     New York
                                                          New York  Performance   Investment       Select
                                                             Value         Plus      Quality      Quality
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $27,816,888  $85,204,825  $83,417,035  $99,476,957
   Short-term municipal securities                      28,000,000   44,925,000   39,300,000   21,100,000
Sales and maturities:
   Long-term municipal securities                       30,635,997   73,866,232   65,419,477   69,478,221
   Short-term municipal securities                      28,700,000   46,425,000   40,400,000   21,800,000
---------------------------------------------------------------------------------------------------------
                                                                                     Insured
                                                                       New York     New York     New York
                                                                        Quality      Premium     Dividend
                                                                         Income       Income   Advantage*
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                   $66,475,361  $16,909,025 $223,949,696
   Short-term municipal securities                                   34,220,000    4,700,000  128,654,527
Sales and maturities:
   Long-term municipal securities                                    36,994,488   15,078,090   31,000,432
   Short-term municipal securities                                   34,720,000    5,100,000  128,654,527
---------------------------------------------------------------------------------------------------------
*For the period May 26,1999 (commencement of operations) through September 30,
1999.

At September 30, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                     Insured
                               New York     New York      New York     New York     New York     New York
                  New York  Performance   Investment        Select      Quality      Premium     Dividend
                     Value         Plus      Quality       Quality       Income       Income    Advantage
---------------------------------------------------------------------------------------------------------
              $140,732,190 $333,723,770 $378,221,190  $498,897,748 $525,860,174 $177,332,310 $191,581,975
=========================================================================================================

At September 30, 1999, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       Insured
                                                      New York     New York
                                                       Premium     Dividend
                                                        Income    Advantage
---------------------------------------------------------------------------
Expiration year:
   2002                                             $1,243,060   $       --
   2003                                                  3,373           --
   2004                                              2,802,391           --
   2005                                                540,548           --
   2006                                                     --           --
   2007                                                     --    1,388,238
---------------------------------------------------------------------------
Total                                               $4,589,372   $1,388,238
===========================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at September 30, 1999, were as follows:

                                                                       New York     New York     New York
                                                          New York  Performance   Investment       Select
                                                             Value         Plus      Quality      Quality
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                         $4,420,922   $9,622,205  $15,244,032  $23,503,839
   depreciation                                         (4,845,174)  (9,963,475)  (8,898,656)  (9,001,855)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)              $ (424,252)  $ (341,270) $ 6,345,376  $14,501,984
=========================================================================================================


                                                                                     Insured
                                                                       New York     New York     New York
                                                                        Quality      Premium     Dividend
                                                                         Income       Income    Advantage
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $21,425,524   $6,420,092   $       --
   depreciation                                                      (7,035,523)  (2,441,762)  (7,233,344)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                          $14,390,001   $3,978,330   (7,233,344)
=========================================================================================================


6. Management Fee and Other Transactions with Affiliates
Under the Funds' (excluding New York Value and New York Dividend Advantage) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                      Management Fee
----------------------------------------------------------------------------
For the first $125 million                                       .6500 of 1%
For the next $125 million                                        .6375 of 1
For the next $250 million                                        .6250 of 1
For the next $500 million                                        .6125 of 1
For the next $1 billion                                          .6000 of 1
For net assets over $2 billion                                   .5875 of 1
============================================================================


Under New York Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under New York Dividend Advantage's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                      Management Fee
----------------------------------------------------------------------------
For the first $125 million                                       .6500 of 1%
For the next $125 million                                        .6375 of 1
For the next $250 million                                        .6250 of 1
For the next $500 million                                        .6125 of 1
For the next $1 billion                                          .6000 of 1
For net assets over $2 billion                                   .5750 of 1
============================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York Dividend Advantage in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse New York Dividend Advantage for any portion of its fees and expenses beyond July 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
 At September 30, 1999, net assets consisted of:

                                                                       New York     New York     New York
                                                          New York  Performance   Investment       Select
                                                             Value         Plus      Quality      Quality
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
  per share, at liquidation value                     $        N/A $124,300,000 $144,000,000 $193,000,000
Common shares, $.01 par value per share                    151,204      149,344      176,853      233,758
Paid-in surplus                                        144,261,019  217,428,799  248,298,324  327,047,624
Balance of undistributed net investment income              90,895      347,141      313,782      500,157
Accumulated net realized gain (loss)
  from investment transactions                           (803,686)    1,167,237   (1,221,995)  (1,588,083)
Net unrealized appreciation (depreciation)
  of investments                                          379,505      (341,270)   7,780,261   16,088,978
---------------------------------------------------------------------------------------------------------
Net assets                                            $144,078,937 $343,051,251 $399,347,225 $535,282,434
=========================================================================================================
Authorized shares:
   Common                                              250,000,000  200,000,000  200,000,000  200,000,000
   Preferred                                                   N/A    1,000,000    1,000,000    1,000,000
=========================================================================================================
N/A - Fund is not authorized to issue Preferred shares.
                                                                                     Insured
                                                                       New York     New York     New York
                                                                        Quality      Premium     Dividend
                                                                         Income       Income    Advantage
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
  per share, at liquidation value                                  $197,000,000 $ 65,000,000 $ 69,000,000
Common shares, $.01 par value per share                                 240,597       82,951       91,772
Paid-in surplus                                                     334,754,002  117,874,218  130,269,432
Balance of undistributed net investment income                          547,571      453,548       61,637
Accumulated net realized gain (loss) from investment transactions      (168,084)  (4,589,374)  (1,388,238)
Net unrealized appreciation (depreciation) of investments            14,557,555    3,978,330   (7,233,344)
---------------------------------------------------------------------------------------------------------
Net assets                                                         $546,931,641 $182,799,673 $190,801,259
=========================================================================================================
Authorized shares:
   Common                                                           200,000,000  200,000,000    Unlimited
   Preferred                                                          1,000,000    1,000,000    Unlimited
=========================================================================================================

                            Financial Highlights
                            (Unaudited)
                            Selected data for a Common share outstanding
                            throughout each period:
                                                     Investment Operations
                                        ---------------------------------------------
                                                                    Net
                                                              Realized/
                           Beginning           Net           Unrealized
                           Net Asset    Investment           Investment
                               Value        Income          Gain (Loss)         Total
New York Value
Year Ended 9/30:
    1999                      $10.39         $ .51              $ (.76)       $ (.25)
    1998                       10.28           .55                 .20           .75
    1997                       10.23           .62                 .06           .68
    1996                       10.44           .64                (.15)          .49
    1995                       10.39           .66                 .06           .72
New York Performance Plus
Year Ended 9/30:
    1999                       16.24          1.24               (1.58)         (.34)
    1998                       16.23          1.31                 .02          1.33
    1997                       16.17          1.35                 .06          1.41
    1996                       16.41          1.36                (.22)         1.14
    1995                       15.91          1.37                 .52          1.89
New York Investment Quality
Year Ended 9/30:
    1999                       15.89          1.19               (1.32)         (.13)
    1998                       15.85          1.24                 .09          1.33
    1997                       15.89          1.29                (.01)         1.28
    1996                       16.16          1.30                (.25)         1.05
    1995                       15.71          1.30                 .48          1.78
New York Select Quality
Year Ended 9/30:
    1999                       15.99          1.20               (1.30)         (.10)
    1998                       15.90          1.19                 .11          1.30
    1997                       15.78          1.21                 .13          1.34
    1996                       15.90          1.22                (.06)         1.16
    1995                       15.24          1.23                 .69          1.92
New York Quality Income
Year Ended 9/30:
    1999                       15.90          1.15               (1.31)         (.16)
    1998                       15.66          1.15                 .30          1.45
    1997                       15.32          1.17                 .39          1.56
    1996                       15.31          1.19                 .04          1.23
    1995                       14.51          1.19                 .84          2.03
Insured New York Premium Income
Year Ended 9/30:
    1999                       15.68          1.07               (1.49)         (.42)
    1998                       14.95          1.06                 .75          1.81
    1997                       14.26          1.07                 .69          1.76
    1996                       13.92          1.08                 .33          1.41
    1995                       12.74          1.08                1.20          2.28
New York Dividend Advantage
Year Ended 9/30:
    1999 (a)                   14.33              .27             (.95)         (.68)

                                                               Less Distributions
                        ----------------------------------------------------------------------------------
                                 Net              Net
                          Investment       Investment           Capital          Capital
                              Income           Income             Gains            Gains
                           To Common     To Preferred         To Common     To Preferred
                        Shareholders     Shareholders+     Shareholders     Shareholders+           Total
New York Value
Year Ended 9/30:
    1999                     $  (.51)           $ N/A          $ (.10)             $ N/A          $ (.61)
    1998                        (.55)             N/A            (.09)               N/A            (.64)
    1997                        (.62)             N/A            (.01)               N/A            (.63)
    1996                        (.66)             N/A            (.04)               N/A            (.70)
    1995                        (.67)             N/A              --                N/A            (.67)
New York Performance Plus
Year Ended 9/30:
    1999                       (1.03)            (.22)             --                --            (1.25)
    1998                       (1.09)            (.23)             --                --            (1.32)
    1997                       (1.11)            (.24)             --                --            (1.35)
    1996                       (1.13)            (.25)             --                --            (1.38)
    1995                       (1.12)            (.27)             --                --            (1.39)
New York Investment Quality
Year Ended 9/30:
    1999                       (1.00)            (.21)           (.09)             (.02)           (1.32)
    1998                       (1.06)            (.22)           (.01)               --            (1.29)
    1997                       (1.07)            (.22)           (.02)             (.01)           (1.32)
    1996                       (1.05)            (.24)           (.02)             (.01)           (1.32)
    1995                       (1.05)            (.28)             --                --            (1.33)
New York Select Quality
Year Ended 9/30:
    1999                        (.99)            (.21)           (.04)             (.01)           (1.25)
    1998                        (.99)            (.22)             --                --            (1.21)
    1997                        (.99)            (.22)           (.01)               --            (1.22)
    1996                       (1.01)            (.23)           (.03)             (.01)           (1.28)
    1995                       (1.01)            (.25)             --                --            (1.26)
New York Quality Income
Year Ended 9/30:
    1999                        (.94)            (.22)           (.03)             (.01)           (1.20)
    1998                        (.94)            (.24)           (.02)             (.01)           (1.21)
    1997                        (.94)            (.24)           (.03)             (.01)           (1.22)
    1996                        (.94)            (.25)           (.02)             (.01)           (1.22)
    1995                        (.94)            (.27)           (.02)               --            (1.23)
Insured New York Premium Income
Year Ended 9/30:
    1999                        (.83)            (.23)             --                --            (1.06)
    1998                        (.82)            (.26)             --                --            (1.08)
    1997                        (.82)            (.25)             --                --            (1.07)
    1996                        (.80)            (.27)             --                --            (1.07)
    1995                        (.81)            (.29)             --                --            (1.10)
New York Dividend Advantage
Year Ended 9/30:
    1999 (a)                    (.21)            (.05)             --                --            (.26)
                                                                                     Total Returns
                                                                                -------------------------
                        Organization
                        and Offering
                                Costs                                                            Based
                        and Preferred          Ending                           Based               on
                                Share             Net           Ending             on              Net
                         Underwriting           Asset           Market         Market            Asset
                            Discounts           Value            Value          Value**          Value**
New York Value
Year Ended 9/30:
    1999                      $--              $ 9.53         $ 8.7500           (8.04)%          (2.58)%
    1998                       --               10.39          10.1250             .87             7.57
    1997                       --               10.28          10.6875            8.11             6.87
    1996                       --               10.23          10.5000            8.07             4.85
    1995                       --               10.44          10.3750            5.33             7.24
New York Performance Plus
Year Ended 9/30:
    1999                       --               14.65          15.3125           (8.25)           (3.65)
    1998                       --               16.24          17.7500             .63             7.00
    1997                       --               16.23          18.7500           15.77             7.49
    1996                       --               16.17          17.2500           10.76             5.53
    1995                       --               16.41          16.6250           12.43            10.62
New York Investment Quality
Year Ended 9/30:
    1999                       --               14.44          15.0625           (8.13)           (2.45)
    1998                       --               15.89          17.5000            2.60             7.27
    1997                       --               15.85          18.1250           14.40             6.84
    1996                       --               15.89          16.8750            9.01             5.09
    1995                       --               16.16          16.5000           15.87             9.98
New York Select Quality
Year Ended 9/30:
    1999                       --               14.64          15.3750           (3.33)           (2.11)
    1998                       --               15.99          16.9375            6.84             7.01
    1997                       --               15.90          16.8125           11.77             7.34
    1996                       --               15.78          16.0000            8.26             5.86
    1995                       --               15.90          15.7500           15.34            11.41
New York Quality Income
Year Ended 9/30:
    1999                       --               14.54          15.0000           (4.13)           (2.60)
    1998                       --               15.90          16.6250            8.89             7.90
    1997                       --               15.66          16.1875           12.90             8.80
    1996                       --               15.32          15.2500           10.96             6.45
    1995                       --               15.31          14.6250           11.96            12.58
Insured New York Premium Income
Year Ended 9/30:
    1999                       --               14.20          14.3750          (3.37)           (4.33)
    1998                       --               15.68          15.6875          11.29            10.67
    1997                       --               14.95          14.8750          14.63            10.93
    1996                       --               14.26          13.7500          11.15             8.35
    1995                       --               13.92          13.1250          22.11            16.30
New York Dividend Advantage
Year Ended 9/30:
    1999 (a)                   (.12)            13.27          14.3750          (2.76)           (5.93)
                                                           Ratios/Supplemental Data
                              ----------------------------------------------------------------------------
                                                         Before Credit/Reimbursement
                              ----------------------------------------------------------------------------
                                                           Ratio of Net                       Ratio of Net
                                             Ratio of        Investment         Ratio of        Investment
                                             Expenses         Income to         Expenses         Income to
                               Based       to Average        to Average          Average        to Average
                              Ending       Net Assets        Net Assets            Total             Total
                                 Net       Applicable        Applicable       Net Assets        Net Assets
                              Assets        to Common         to Common        Including         Including
                                             Shares++          Shares++      Preferred++       Preferred++
New York Value
Year Ended 9/30:
    1999                      $144,079           .74%             5.10%             N/A%              N/A%
    1998                       157,086           .75              5.37              N/A               N/A
    1997                       154,298           .79              6.10              N/A               N/A
    1996                       151,848           .83              6.16              N/A               N/A
    1995                       124,484           .80              6.38              N/A               N/A
New York Performance Plus
Year Ended 9/30:
    1999                       343,051          1.21              7.88              .82              5.35
    1998                       344,674          1.17              8.10              .81              5.63
    1997                       342,320          1.17              8.38              .81              5.81
    1996                       339,360          1.18              8.30              .82              5.76
    1995                       340,246          1.25              8.47              .86              5.86
New York Investment Quality
Year Ended 9/30:
    1999                       399,347          1.23              7.78              .83              5.28
    1998                       398,372          1.18              7.88              .82              5.49
    1997                       395,569          1.18              8.18              .82              5.69
    1996                       394,189          1.18              8.09              .82              5.63
    1995                       396,012          1.22              8.29              .84              5.73
New York Select Quality
Year Ended 9/30:
    1999                       535,282          1.19              7.74              .81              5.31
    1998                       519,617          1.14              7.51              .81              5.32
    1997                       513,293          1.15              7.70              .81              5.43
    1996                       506,128          1.14              7.68              .80              5.40
    1995                       505,340          1.17              7.99              .82              5.56
New York Quality Income
Year Ended 9/30:
    1999                       546,932          1.18              7.46              .79              5.02
    1998                       548,795          1.16              7.33              .79              5.03
    1997                       539,327          1.17              7.59              .80              5.17
    1996                       528,934          1.17              7.73              .79              5.25
    1995                       528,027          1.21              8.09              .81              5.42
Insured New York Premium Income
Year Ended 9/30:
    1999                       182,800          1.29              7.03              .85              4.63
    1998                       194,306          1.29              6.99              .85              4.60
    1997                       187,813          1.32              7.42              .85              4.80
    1996                       182,176          1.34              7.59              .86              4.87
    1995                       179,368          1.51              8.04              .95              5.05
New York Dividend Advantage
Year Ended 9/30:
    1999 (a)                   190,801          1.38*             5.08*            1.03*             3.79*


                                                           Ratios/Supplemental Data
                             -------------------------------------------------------------------------------
                                                         After Credit/Reimbursement***
                             -------------------------------------------------------------------------------
                                            Ratio of Net                       Ratio of Net
                               Ratio of       Investment         Ratio of        Investment
                               Expenses        Income to         Expenses            Income
                                Average          Average       to Average           Average
                             Net Assets       Net Assets            Total             Total
                             Applicable       Applicable       Net Assets        Net Assets        Portfolio
                              to Common        to Common        Including         Including         Turnover
                               Shares++         Shares++      Preferred++       Preferred++             Rate
New York Value
Year Ended 9/30:
    1999                       $    .74%            5.10%             N/A%              N/A%              19%
    1998                            .75             5.37              N/A               N/A               36
    1997                            .79             6.10              N/A               N/A               28
    1996                            .83             6.16              N/A               N/A                7
    1995                            .80             6.38              N/A               N/A               12
New York Performance Plus
Year Ended 9/30:
    1999                           1.19             7.90              .81              5.36               22
    1998                           1.17             8.10              .81              5.63               30
    1997                           1.17             8.38              .81              5.81                7
    1996                           1.18             8.30              .82              5.76                2
    1995                           1.25             8.47              .86              5.86               15
New York Investment Quality
Year Ended 9/30:
    1999                           1.22             7.79              .83              5.28               17
    1998                           1.18             7.88              .82              5.49               20
    1997                           1.18             8.18              .82              5.69                2
    1996                           1.18             8.09              .82              5.63                4
    1995                           1.22             8.29              .84              5.73                4
New York Select Quality
Year Ended 9/30:
    1999                           1.18             7.75              .81              5.31               13
    1998                           1.14             7.51              .81              5.32               11
    1997                           1.15             7.70              .81              5.43                3
    1996                           1.14             7.68              .80              5.40                4
    1995                           1.17             7.99              .82              5.56                5
New York Quality Income
Year Ended 9/30:
    1999                           1.17             7.47              .79              5.02                7
    1998                           1.16             7.33              .79              5.03               12
    1997                           1.17             7.59              .80              5.17               13
    1996                           1.17             7.73              .79              5.25                9
    1995                           1.21             8.09              .81              5.42                4
Insured New York Premium Income
Year Ended 9/30:
    1999                           1.29             7.03              .85              4.63                8
    1998                           1.29             6.99              .85              4.60               15
    1997                           1.32             7.42              .85              4.80               24
    1996                           1.34             7.59              .86              4.87               21
    1995                           1.51             8.04              .95              5.05               32
New York Dividend Advantage
Year Ended 9/30:
    1999 (a)                       .65*             5.81*             .48*             4.34*               25






N/A Fund is not authorized to issue Preferred shares. Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.

*    Annualized.

** Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

***  After custodian fee credit and expense reimbursement, where applicable
     (notes 1 and 6). Total returns are not annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, if applicable.

(a)  For the period May 26, 1999 (commencement of operations) through September
     30,1999.


Report of Independent Auditors



The Board of Directors, Trustees and Shareholders
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen Insured New York Premium Income Municipal Fund, Inc.
Nuveen New York Dividend Advantage Municipal Fund\


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc. and Nuveen New York Dividend Advantage Municipal Fund as of September 30, 1999, and the related statements of operations, and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc. and Nuveen New York Dividend Advantage Municipal Fund at September 30, 1999, and the results of their operations, and changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Chicago, Illinois
November 17, 1999

Build Your Wealth Automatically

sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information

Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL


Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.


Fund Policies
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended September 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


Logo:
NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


                                                                      FAN-1-9-99